As filed with the Securities and Exchange    1933 Act Registration No. 033-22740
Commission on April 26, 2012                 1940 Act Registration No. 811-05585


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 27 TO

                                    FORM S-6
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G
      (Formerly: LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G)
                              (Exact Name of Trust)

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

          1300 South Clinton Street P.O. Box 1110 Fort Wayne, IN 46801 (Complete Address of Depositor's Principal Executive Offices)

       Charles A. Brawley, III                            Copy To:
      The Lincoln National Life                       John L. Reizian
          Insurance Company                      The Lincoln National Life
    150 North Radnor Chester Road                    Insurance Company
           Radnor, PA 19087                            350 Church St.
      (NAME AND COMPLETE ADDRESS                     Hartford, CT 06103
        OF AGENT FOR SERVICE)

            Approximate date of proposed public offering: Continuous

   Indefinite Number of Units of Interest in Variable Life Insurance Contracts
                     (Title of Securities Being Registered)

    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Form 24f-2 for Registrant, for the fiscal year ending
                  December 31, 2011 was filed March 27, 2012.

It is proposed that this filing will become effective:

     |_|  immediately upon filing pursuant to paragraph (b)

     |X|  on May 1, 2012 pursuant to paragraph (b) of rule 485
          60 days after filing pursuant to paragraph (a) (1)
          on (date) pursuant to paragraph (a) (1) of rule 485

                      Reconciliation and Tie Between Items
                        in Form N-8B-2 and the Prospectus
            for Lincoln Life Flexible Premium Variable Life Account G

N-8B-2
ITEM    CAPTION IN PROSPECTUS
------  ------------------------------------------------------------------------
 1      Cover Page
 2      Cover Page
 3      Not Applicable
 4      Lincoln Life
 5      Lincoln Life
 6      The Separate Account
 7      Not Required
 8      Not Required
 9      Legal Proceedings
10      The Separate Account; Right to Examine Policy;
        Surrender of the Policy; Withdrawals; Proceeds and
        payment options; Addition, Deletion, or
        Substitution of Investments; Transfer Between
        Subaccounts; Policy Lapse and Reinstatement;
        Voting Rights; Premium Payment and Allocation of
        Premiums; Death Benefits and Death Benefit Types;
        Policy Changes; Policy Value; Proceeds and Payment
        Options
11      Lincoln Life; The General Account; The Separate Account
12      The Separate Account; Lincoln Life
13      Charges and Deductions
14      Requirements for Issuance of a Policy
15      Premium Payment and Allocation of Premiums
16      Premium Payment and Allocation of Premiums; Percent of Premium Charge;
        Charges and Deductions
17      Surrender of the Policy
18      The Separate Account
19      Reports and Records
20      Not Applicable
21      Loans
22      Not Applicable
23      Safekeeping of the Account's Assets

24      General Provisions
25      Lincoln Life
26      Not Applicable
27      Lincoln Life
28      Executive Officers and Directors of The Lincoln National Life Insurance
        Company
29      Lincoln Life
30      Not Applicable
31      Not Applicable
32      Not Applicable
33      Not Applicable
34      Not Applicable
35      Distribution of the Policies and Compensation
36      Not Required
37      Not Applicable
38      Distribution of the Policies and Compensation
39      Distribution of the Policies and Compensation
40      Not Applicable
41      Lincoln Life; Distribution of the Policies and Compensation
42      Not Applicable
43      Not Applicable
44      Not Applicable
45      Not Applicable
46      Not Applicable
47      The Separate Account
48      Not Applicable
49      Not Applicable
50      The Separate Account
51      Lincoln Life; Premium Payment and Allocation of Premiums; Surrender of
        the Policy; Withdrawals; Proceeds; Policy Lapse and Reinstatement;
        Charges and Deductions
52      Addition, Deletion and Substitution of Investments
53      Federal Tax Matters
54      Not Applicable

55      Not Applicable
56      Not Required
57      Not Required
58      Not Required
59      Not Required

                                                                 VUL III
Home Office:                  Administrative Office:       LINCOLN LIFE FLEXIBLE
1300 South Clinton Street     Customer Service Center        PREMIUM VARIABLE
P.O. Box 1110                 One Granite Place               LIFE ACCOUNT G
Fort Wayne, IN 46801          Concord, NH 03301                 PROSPECTUS
(800-454-6265)                (877-200-8213)                DATED: MAY 1, 2012


     This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "We", "Us", "Our", the "Company").

     The  Policy features: - flexible premium payments,
                           - a choice of two death benefit options, and
                           - a choice of underlying investment options.

     It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with this policy. This Separate Account prospectus is being furnished along with the prospectuses for the funds. Both should be read carefully to understand the policy being offered.

     You may allocate net premiums to subaccounts which invest in the following funds:

     -    AMERICAN FUNDS INSURANCE SERIES

          -    ASSET ALLOCATION FUND (CLASS 1)

          -    BOND FUND (CLASS 1)

          -    CASH MANAGEMENT FUND (CLASS 1)

          -    GLOBAL GROWTH FUND (CLASS 1)

          -    GLOBAL SMALL CAPITALIZATION FUND (CLASS 1)

          -    GROWTH FUND (CLASS 1)

          -    GROWTH-INCOME FUND (CLASS 1)

          -    HIGH-INCOME BOND FUND (CLASS 1)

          -    INTERNATIONAL FUND (CLASS 1)

          -    U.S. GOVERNMENT/AAA-RATED SECURITIES FUND (CLASS 1)

     -    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

          -    LVIP DELAWARE GROWTH AND INCOME FUND (STANDARD CLASS)

          -    LVIP DELAWARE SPECIAL OPPORTUNITIES FUND (STANDARD CLASS)

Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. Review this prospectus and the funds prospectus to achieve a clear understanding of the investment objectives of the subaccounts and of the respective underlying funds you are considering. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

TABLE OF CONTENTS


Summary of the Policy                                       3
Lincoln Life, the General Account and the
   Separate Account                                         8
   Lincoln Life                                             8
   The General Account                                      9
   The Separate Account                                     9
   Principal Underwriter                                   10
   Fund Participation Agreements                           10
   The Investment Advisors                                 11
   Addition, Deletion, or Substitution of
      Investments                                          11
The Policy                                                 12
   Requirements for Issuance of a Policy                   12
   Units and Unit Values                                   12
   Premium Payment and Allocation of Premiums              12
   Dollar Cost Averaging Program                           14
   Effective Date                                          14
   Right to Examine Policy                                 15
   Policy Termination                                      15
Charges and Deductions                                     15
   Percent of Premium Charge                               16
   Contingent Deferred Sales Charge                        16
   Contingent Deferred Administrative Charge               16
   Surrender Charge                                        17
   Monthly Deductions                                      17
   Cost of Insurance Charges                               17
   Monthly Administrative Charge                           18
   Fund Charges and Expenses                               18
   Mortality and Expense Risk Charge                       19
   Other Charges                                           19
   Reduction of Charges                                    20
   Term Conversion Credits                                 20
Policy Benefits                                            20
   Death Benefit and Death Benefit Types                   20
   Death Benefit Guarantee                                 23
   Policy Changes                                          23
   Policy Value                                            24
   Transfer Between Subaccounts                            25
   Transfer to and from the General Account                25
   Market Timing                                           26
   Loans                                                   27
   Withdrawals                                             28
   Policy Lapse and Reinstatement                          29
   Surrender of the Policy                                 29
   Proceeds and Payment Options                            30
General Provisions                                         31
   The Contract                                            31
   Suicide                                                 31
   Representations and Contestability                      31
   Incorrect Age or Sex                                    31
   Change of Owner or Beneficiary                          31
   Assignment                                              32
   Reports and Records                                     32
   Projection of Benefits and Values                       32
   Postponement of Payments                                33
   Riders                                                  33
Distribution of the Policies and Compensation              34
Advertising and Ratings                                    36
Tax Issues                                                 36
   Taxation of Life Insurance Contracts in General         36
   Policies which are MECs                                 37
   Policies which are not MECs                             38
   Other Considerations                                    38
   Tax Status of Lincoln Life                              39
   Fair Market Value of Your Policy                        40
Voting Rights                                              40
State Regulation of Lincoln Life and the
   Separate Account                                        40
Safekeeping of the Separate Account's Assets               41
Legal Proceedings                                          41
Independent Registered Public Accounting Firm              41
Experts                                                    41
Officers & Directors of the Lincoln National
   Life Insurance Company                                  42
Additional Information                                     42
Appendix A: Table of Base Minimum Premiums                 44
Appendix B: Table of Surrender Charges                     46
Appendix C: Illustrations of Policy Values                 48
Financial Statements
   Separate Account Financial Statements                  G-1
   Company Financial Statements                           S-1

SUMMARY OF THE POLICY

This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:

     1) fixed basis;

     2) variable basis; or a

     3) combination of both fixed and variable bases.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy's failing to meet federal tax law requirements.

The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.

INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named the insured (the person whose life is insured under the policy) is the owner. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important initial choices to make:

-    one of two death benefit options;

-    the amount of premium you want to pay; and

-    how your premium is allocated among the funding options you select.

Several riders are also available under the policy. (See Riders)

LEVEL OR VARYING DEATH BENEFIT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.

When you purchase your policy, you must choose one of two death benefit options. If you choose option 1, the death benefit will be the greater of: the specified amount of the policy (as explained in the Death Benefits Section) or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose option 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death Benefit and Death Benefit Types)

For the first two years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount regardless of the gains or losses of the subaccounts you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for two years even though your policy value is insufficient to pay current monthly deductions. If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death Benefit and Death Benefit Types)

AMOUNT OF PREMIUM PAYMENT

When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium Payments and Allocation of Premiums) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy Lapse and Reinstatement)

When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be allocated to the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid.

State laws where you live might change the number of days in the right-to-examine time period. (See Right to Examine Policy)

HOW ARE MY PREMIUMS PROCESSED?

You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts (or "sub-accounts", "Sub-Accounts") of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date, the policy value and all subsequent net premiums will automatically be allocated according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

SELECTION OF SUBACCOUNTS

You must choose the subaccount(s) to which you want to allocate each net premium payment. The subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund (or "underlying fund", "Underlying Fund"). If the mutual fund(s) you select goes up in value, so does the cash value of your policy.

We select the funds purchased by the subaccounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor.

We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to the subaccount which purchases shares of a fund if we determine the fund no longer meets one or more of the factors and/or if the subaccount has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.

You may also choose to allocate all or part of your premium payment into the General Account. Premium payments allocated to the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4% per year. For additional information see The General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors.

WHAT SUBACCOUNTS ARE AVAILABLE TO SELECT?

You can allocate amounts to one or more subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account G, established by Lincoln Life to receive and invest net premiums paid under the policy. Below is a brief description of the investment objective and principal strategy of each fund the shares of which are purchased by the respective subaccount. There can be no assurance that any of the stated investment objectives will be achieved. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

American Funds Insurance Series:

     Asset Allocation Fund -- High total return.

     Bond Fund -- Current income.


     Cash Management Fund -- Current income while preserving capital and maintaining liquidity.

     Global Growth Fund -- Long-term growth of capital.

     Global Small Capitalization Fund -- Long-term growth of capital.

     Growth Fund -- Growth of capital.

     Growth-Income Fund -- Long-term growth of capital and income.


     High-Income Bond Fund -- High current income.


     International Fund -- Long-term growth of capital.

     U.S. Government/AAA-Rated Securities Fund -- High current income and capital preservation.


Lincoln Variable Insurance Products Trust:

     LVIP Delaware Growth and Income Fund -- Capital appreciation.

     LVIP Delaware Special Opportunities Fund -- Capital appreciation.

     For more detail, see the funds' prospectuses.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?

Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges. We deduct a premium charge of 5.95% from each premium payment. We make monthly deductions for administrative expenses (currently $6 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .80%, and is guaranteed not to exceed ..90%.

Each fund has its own management fee charge, also deducted daily. Each fund's expense levels will affect its investment results. The Fund charges and expenses table shows your current expense levels for each fund.

Each policy year you may make 12 transfers between subaccounts or between subaccounts and the General Account. For each transfer a charge of $10 is deducted from the amount transferred. This charge is currently being waived. (See Transfer Between Subaccounts)

The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and Deductions)

You may borrow within described limits under your policy. If you borrow, interest will be charged to the loan account. Currently, the interest rate is 6%. Interest will be credited to the loaned amount. Currently, the interest credited is at an annual rate of 4.95%. Outstanding policy loans increase the risk of lapse. (See Loans) You may also surrender the policy totally or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years. Withdrawals may reduce the cash value and death benefit, and may increase the risk of lapse.

BUYING VARIABLE LIFE INSURANCE

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment allocation choices they have made. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investments schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of subaccounts available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment allocation choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one subaccount to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see Policies Which Are MECS), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income.

By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge, and will result in penalty tax if made before age 59 1/2.

Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (see table under Policy Benefits). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges, which decrease over time, and premium taxes may be applicable to your policy. These charges are explained in more detail in Charges and Deductions. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

RISKS OF YOUR POLICY

FLUCTUATING INVESTMENT PERFORMANCE. A subaccount is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the subaccounts are not guaranteed. If you put money into the subaccounts, you assume all the investment risk on that money. A comprehensive discussion of each subaccount's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of subaccounts and the performance of the funds underlying each subaccount will impact the policy's value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


POLICY VALUES IN THE FIXED ACCOUNT. Premium payments and accumulation values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The General Account and The Separate Account" and "Transfer to and from the General Account" sections of this prospectus.


UNSUITABLE FOR SHORT-TERM INVESTMENT. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. The policy will remain in force only so long as there is sufficient net accumulation value to permit Monthly Deductions to be covered. Accordingly, there is a risk of lapse if premiums are too low in relation to the insurance amount, if investment results of the subaccounts you have chosen are adverse or are less favorable than anticipated, or if the amount of outstanding policy loans or the amount of withdrawals rises too much.

DECREASING DEATH BENEFIT. Any outstanding policy poans or withdrawals will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the subacounts, which reduce the policy's accumulated value, will reduce the amount of death benefit that is payable.

CONSEQUENCES OF SURRENDER. Surrender Charges are assessed if you surrender your policy within the first 16 policy years. Withdrawals are also subject to a charge. Surrenders or withdrawals may result in tax consequences. Depending on the amount of premium paid, there may be little or no Surrender Value available.

TAX CONSEQUENCES. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

TAX TREATMENT OF LIFE INSURANCE CONTRACTS. The policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

TAX LAW COMPLIANCE. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE


The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our)(EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our owners. Ratings can and do change from time to time.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles
(GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the "Financial Statements" section of this prospectus. You may also obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.

THE GENERAL ACCOUNT

The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT

We established Lincoln Life Flexible Premium Variable Life Account G ("Account G") on May 25, 1988. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open and trading is unrestricted ("valuation day").

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under Federal Securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Securities and Exchange Commission.

The Separate Account is divided into twelve subaccounts. Each subaccount invests exclusively in shares of one of the following funds: One of ten portfolios of the American Funds Insurance Series, the LVIP Delaware Growth and Income Fund or the LVIP Delaware Special Opportunities Fund. The ten portfolios available in the American Funds Insurance Series are: Asset Allocation Fund, Bond Fund, Cash Management Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund, High-Income Bond Fund, International Fund and U.S. Government/AAA-Rated Securities Fund.

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contract owners, we have agreed to notify the Series' Board of Trustees and the funds' Board of Trustees and to remedy, at our own expense, any such conflict. Each series within the American Funds Insurance Series and the Lincoln Variable Insurance Products Trust has two classes of shares, designated as class 1 shares and class 2 shares. Class 1 or Standard Class and class 2 or Service Class, respectively differ in that class 2 and Service Class (but not class 1 or Standard Class) shares are subject to a 12b-1 plan for the payment by the fund of certain distribution-related expenses. Only class 1 and Standard Class shares are available under the policy.

There is no assurance that any of the available funds will achieve its stated objective.

PRINCIPAL UNDERWRITER


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD retains no underwriting commissions from the sale of the policies.


FUND PARTICIPATION AGREEMENTS

In order to make the funds in which the subaccounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund based on a percentage of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Currently, we do not receive such compensation. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

THE INVESTMENT ADVISORS

Lincoln Investment Advisors Corporation ("LIAC") is the investment advisor, and Delaware Management Company ("DMC") is the investment subadvisor, for the LVIP Delaware Growth and Income Fund and the LVIP Delaware Special Opportunities Fund. LIAC is a part of the Lincoln Financial Group of companies. LIAC principal offices are in Fort Wayne, IN and Concord, NH. DMC is headquartered at 2005 Market Street, Philadelphia, PA 19103. LIAC and DMC are registered with the Securities and Exchange Commission as investment advisors.

Capital Research and Management Company ("CRMC"), an investment management organization founded in 1931, is the investment advisor to American Funds Insurance Series, and other mutual funds, including those in The American Funds Group. CRMC is located at 333 South Hope Street, Los Angeles, CA 90071. It is also registered with the Securities and Exchange Commission as an investment adviser.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Lincoln Life does not have control over the funds and therefore cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.

We reserve the right to close a subaccount and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $200,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability to us. Acceptance is subject to our underwriting rules and, except in California, we reserve the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan repayments, or transfer of values into a subaccount), that amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges or monthly administrative charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day. Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange
(NYSE) is open and trading is unrestricted (valuation day). On any day other than a valuation day, the unit value will not change. A valuation period is the period starting at the close of trading on the NYSE on a valuation day, and ending at the close of trading on the next valuation day.

The unit value for a subaccount on a specified valuation day is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first two policy years, the policy will lapse unless the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death Benefit Guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first two policy years will guarantee that the policy will remain in force for the first two policy years despite negative net cash surrender value (see Death Benefit Guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly administrative charges, and extra cost of insurance charges for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first two policy years. Unless the policy is being continued under the death benefit guarantee, (see Death Benefit Guarantee), the policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (see Policy Lapse and Reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all prmiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of premium charge (see Percent of Premium Charge.)

ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4.0%. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same date each month as the policy date) on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

RIGHT-TO-EXAMINE POLICY

A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

     1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

     2)   the policy is surrendered,

     3)   the insured dies, or

     4)   the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

     1) providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

     2)   administering the policy;

     3)   assuming certain risks in connection with the policy;

     4)   incurring expenses in distributing the policy.

We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln

Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE

A sales charge of 5.95% is deducted from each premium paid.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the base minimum found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDSC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDSC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDSC exceeds $22.00 per $1,000 of specified amount, the CDSC is reduced to $22.00 per $1,000 of specified amount. Furthermore, upon surrender of the policy at any time during the first two policy years, the maximum total sales charges actually deducted (percent of premium charge plus CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus 5.95% of premiums paid in excess of those amounts.

During the third and subsequent policy years, the CDSC will equal the CDSC during the second policy year times the percent indicated in the table below.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC)

During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted only if the policy lapses or is surrendered. This charge is to recover costs for underwriting, issue and initial administration of the policy. During the first policy year, the CDAC is approximately equal to 30% of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the base minimum premium found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDAC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDAC exceeds $22.00 per $1,000 of specified amount, the CDAC will be reduced to $22.00 per $1,000 of specified amount.

During the third and subsequent policy years the CDAC will equal the CDAC during the second policy year times the percent indicated in the table below.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon the surrender of the policy at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the following table, where policy year is calculated from the date of the increase.

  DURING POLICY YEAR    PERCENT OF CDSC AND CDAC
(OR AFTER AN INCREASE)      TO BE DEDUCTED
----------------------  ------------------------
3, 4 or 5                         100%
6                                  95
7                                  90
8                                  85
9                                  80
10                                 70
11                                 60
12                                 50
13                                 40
14                                 30
15                                 20
16                                 10

When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE

The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, additional surrender charges apply. During the first year after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by one-fourth. During years 2-5 after an increase, the values in Appendix B should be multiplied by one-half. During years 6 through 16 after an increase, the values in Appendix B are multiplied by one-half and by the percentage given in the table above. Surrender charges are higher in the earlier years of the policy reducing its net cash surrender value. Thus if you surrender the policy in the early years there may be little or no money to return to you.

MONTHLY DEDUCTIONS

On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: a monthly administrative charge and a monthly cost of insurance charge. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

COST OF INSURANCE CHARGES

On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

     a)   the death benefit on the monthly anniversary day; divided by

     b) 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

     c) the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

     d)   1,000; the result multiplied by

     e)   the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), and rate class of the person insured. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker, and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

MONTHLY ADMINISTRATIVE CHARGE

A monthly administrative charge of $6 is deducted from the policy value each month the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

FUND CHARGES AND EXPENSES


The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from 0.28% to 0.74%. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts.

                                                                                   TOTAL ANNUAL
                                                                                       FUND
                                                                                     OPERATING                      TOTAL FUND
                                                                                      EXPENSES                      OPERATING
                                                                                      WITHOUT         TOTAL          EXPENSES
                                                          MANAGEMENT    OTHER        WAIVERS OR    WAIVERS AND     WITH WAIVERS
ASSET FUND                                                   FEE(1)   EXPENSES(1)  REDUCTIONS(1)  REDUCTIONS(1)  OR REDUCTIONS(1)
--------------------------------------------------------  ----------  -----------  -------------  -------------  ----------------
AMERICAN FUNDS INSURANCE SERIES:
Asset Allocation                                             .30%        .01%          .31%           .00%             .31%
Bond                                                         .36%        .02%          .38%           .00%             .38%
Cash Management                                              .32%        .01%          .33%           .00%             .33%
Global Growth                                                .53%        .02%          .55%           .00%             .55%
Global Small Capitalization                                  .70%        .04%          .74%           .00%             .74%
Growth                                                       .32%        .02%          .34%           .00%             .34%
Growth-Income                                                .27%        .01%          .28%           .00%             .28%
High-Income Bond                                             .46%        .01%          .47%           .00%             .47%
International                                                .49%        .04%          .53%           .00%             .53%
U.S. Gov't/AAA-Rated                                         .33%        .01%          .34%           .00%             .34%
LINCOLN VARIABLE INSURANCE PRODUCTS TRUST:
LVIP Delaware Growth and Income                              .35%        .07%          .42%           .00%             .42%
LVIP Delaware Special Opportunities                          .39%        .07%          .46%           .00%             .46%



(1)  Expressed as an annual percentage of each fund's average daily net assets.


See the funds' prospectuses for more complete information about the expenses of the funds.

Take note that during extended periods of low interest rates, the yields of money market subaccounts (Cash Management) may become extremely low, and possibly negative.

MORTALITY AND EXPENSE RISK CHARGE

Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0021917% (which is approximately equal to an annual rate of .80%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

OTHER CHARGES

Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is $10 for each withdrawal.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

We also reserve the right to deduct from the policy value any amounts charged for federal or other governmental income taxes that might result from a change in the current tax laws. Current tax laws do not charge income taxes on the policy value.

REDUCTION OF CHARGES

The percent of premium charge, surrender charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyowners, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

TERM CONVERSION CREDITS

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy that meets certain requirements. Term insurance policies issued by Lincoln Life or by any other life insurance company may be considered for conversion to the policy under this program and for possible term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES

As long as the policy remains in force (see Policy Lapse and Reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and Payment Options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Proceeds and Payment Options.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

The specified amount, which may not be less than $200,000, is the amount requested by the policy owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the Policy Specification Page.


If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SECURELINE(R) account in the recipient's name as the owner of the account. SECURELINE(R) is a service we offer to help the recipient manage the death benefit proceeds. With SECURELINE(R), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SECURELINE(R) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SECURELINE(R) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SECURELINE(R) account.

Interest credited in the SECURELINE(R) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SECURELINE(R) account. The balance in the recipient's SECURELINE(R) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SECURELINE(R) account may be more or less than the rate earned on funds held in Lincoln's general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

THE POLICY OFFERS TWO DEATH BENEFIT TYPES: Option 1, basic coverage, and Option 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy Changes.)

OPTION 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

OPTION 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a OPTION 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a OPTION 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Option 2 basic plus policy value coverage than on a Option 1 basic coverage. As a result, policy values under a Option 1 basic coverage tend to increase faster than under a Option 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Option 1 basic coverage. In contrast, the death benefit under Option 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Option 2 basic plus policy value coverage.

The table below lists the specified percentage applicable to the given attained age.


                SPECIFIED                 SPECIFIED                 SPECIFIED
ATTAINED AGE   PERCENTAGE  ATTAINED AGE  PERCENTAGE  ATTAINED AGE  PERCENTAGE
-------------  ----------  ------------  ----------  ------------  ----------
40 or younger     250%       59             134%      91              104%
41                243        60             130       92              103
42                236        61             128       93              102
43                229        62             126       94              101
44                222        63             124       95 or older     100
45                215        64             122
46                209        65             120
47                203        66             119
48                197        67             118
49                191        68             117
50                185        69             116
51                178        70             115
52                171        71             113
53                164        72             111
54                157        73             109
55                150        74             107
56                146        75             105
57                142        through
58                138        90

EXAMPLES. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under OPTION 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under OPTION 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first two policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first two policy years, provided the death benefit guarantee monthly premium requirement continues to be met taking into consideration loans or partial withdrawals. Lincoln Life makes no charge for this additional benefit.

POLICY CHANGES

CHANGE IN TYPE OF DEATH BENEFIT. You may also change the type of death benefit coverage from Option 1 to Option 2 or from Option 2 to Option 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Option 1 to Option 2, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Option 2 to Option 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

Changes in the initial specified amount, partial withdrawals, and/or death benefit option during the first two policy years may affect the death benefit guarantee monthly premium. These events and loans may also affect the policy's ability to remain in force.

POLICY VALUE

The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the amount of interest credited to the General Account and the investment performance of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value.

On the policy date the policy value will be the initial net premium, minus the sum of the following:

     a)   The monthly administrative charge;

     b)   The cost of insurance for the first month;

     c)   Any charges for extra benefits.

On each monthly anniversary day the policy value is equal to the sum of the following:

     a)   The policy value on the preceding day;

     b) Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     c) Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

     d) Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

     e)   Any net premiums received since the preceding day.

Minus the sum of the following:

     f) Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     g)   Any withdrawals;

     h) Any amount charged against the investment amount for federal or other governmental income taxes;

     i)   The monthly administrative charge;

     j)   The cost of insurance for the following month;

     k)   Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

     a)   The policy value on the preceding day;

     b) Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     c) Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

     d) Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

     e)   Any net premiums received since the preceding day.

Minus the sum of the following:

     f) Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     g)   Any withdrawals;

     h) Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in the Charges and Deductions section beginning on page 14.

NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets reduced by the per unit share of the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund during the period. The market value of fund assets reflect the asset management charge and any miscellaneous expenses incurred by the fund.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to several restrictions:

     1) only one transfer from the General Account to the Separate Account is allowed during any twelve consecutive months; and

     2) as of the date of the transfer, the amount transferred may be any amount up to, but not exceeding, 20% of the unloaned policy value in the General Account. Currently, the 20% maximum transfer limitation does not apply for the first 6 months after the policy issue date.

There is no minimum transfer amount. However, if the unloaned portion of the General Account is $500 or less, the owner may transfer all or a portion of this amount to the Separate Account and the 20% maximum transfer restriction does not apply. For each transfer there is a $10 charge deducted from the amount transferred. Currently, this transfer charge is being waived. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

MARKET TIMING

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the fund.

You should be aware that purchase and redemption orders received by funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccounts to subaccounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1-2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to subaccounts investing in particular funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment advisor, the fund would be unable to invest effectively in accordance with its investment objectives or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the subaccount units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we received notice of the refusal. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. Some funds may also impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase.) We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to us as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of Payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Tax Issues.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if you have requested a substantial reduction in specified amount, there may be little or no policy value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy Lapse and Reinstatement.)

DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 4.95%. Any interest not paid when due will be added to the existing loan amount and will also be charged interest at the same policy loan rate. Policy Values in the Loan Account (Loan Collateral account) are part of the Company's General Account.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase the potential for policy lapse.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS

Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. A charge of $10 is made for each withdrawal and is deducted from the withdrawn amount; the balance is paid to the owner. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax Issues.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Option 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Option 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death Benefit and Death Benefit Types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of Payments.)

POLICY LAPSE AND REINSTATEMENT

During the first two policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death Benefit Guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions; due to poor investment performance, withdrawals, indebtedness for policy loans, substantial reductions in specified amount, the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months as well as the repayment of any indebtedness. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. The above will not apply if the policy had been previously surrendered. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.

SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address, or at a later date if you so request.

Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. However, if you have money due from the General Account, payment from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account interest will be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment. The tax treatment of a surrender policy is discussed under Tax Issues.


As of January 17, 2012, we will no longer offer SECURELINE(R) for withdrawals or surrenders. SECURELINE(R) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SECURELINE(R) for death benefit proceeds. Please see "Death Benefit and Death Benefit Types" section in this prospectus for more information about SECURELINE(R).


All coverage under the policy will automatically terminate and may not be reinstated if the owner makes a full surrender. A full or partial surrender of the policy may have tax consequences.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday), on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we may determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the Initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years from the policy date during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. We will not be responsible for the validity of any assignment, and reserve the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds.

Policy owners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing to our administrative mailing address on a form suitable to us. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS


Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

     (i) The New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

     (ii) the Commission by order permits postponement for the protection of owners; or

     (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

RIDERS

The availability of the riders listed below is subject to approval by the Insurance Department of the state in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish the policy value of your base policy or of other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Term insurance is less costly for you to purchase. If term insurance is purchased, there is no increase in the cash value of your policy.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary Insured may be added as an Other Insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $10,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date eliminates the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider is available for ages 5 through
64. It waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. This rider is available for ages 5 through 64. If the Covered Insured (Primary Insured or other insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the planned periodic premium. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the option life). Available to issue ages 20 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 20 through 70. The cost of insurance for this rider is based on the Retirement Option Amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the Rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

DISTRIBUTION OF THE POLICIES AND COMPENSATION

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc, ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on accumulation value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product"' treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.


ADVERTISING AND RATINGS

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


TAX ISSUES

INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation-skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, under the guideline premium test, which provides for a maximum amount of premium paid depending on the insured's age, gender and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than the you, are considered the owner of the assets of the Separate Account for Federal income tax purposes. The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in the your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

POLICIES WHICH ARE MECS


CHARACTERIZATION OF A POLICY AS A MEC. A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of Section 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a policy may become a MEC include a material change to the policy (within the meaning of tax law), a policy lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in death benefit during the first seven policy years.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS.
Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such a case, we believe the policy would continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the accumulation value in the year the insured attains age 100.


COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. Interest on policy loan indebtedness is not deductible. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20-percent owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY AND CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal Law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

FAIR MARKET VALUE OF YOUR POLICY

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

VOTING RIGHTS

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our subaccount invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

Will we notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We calculate the number of votes for which you may instruct us based on the amount you have allocated to that subaccount, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the funds, and those votes may affect the outcome.

Each fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of the fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the fund which it owns at a meeting of the shareholders of the fund, all shares voted by the company will be counted when the fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Indiana Department of Insurance ("Department"). An annual statement is filed with the Department on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $50,000,000 for a single loss and a $100,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS


In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


EXPERTS

Actuarial matters included in this Prospectus have been examined by Thomas Mylander, FSA, MAAA, as stated in the Actuarial Opinion filed as an exhibit to this Registration Statement.

Legal matters in connection with the policies described herein are being passed upon by John L. Reizian as stated in the Opinion of Counsel filed as an exhibit to this Registration Statement.

OFFICERS AND DIRECTORS OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NAME, ADDRESS AND
POSITION(S) WITH REGISTRANT    PRINCIPAL OCCUPATIONS LAST FIVE YEARS
----------------------------   --------------------------------------------------------------------------------
Randal J. Freitag              Executive Vice President, Chief Financial Officer & Director The Lincoln
Executive Vice President,      National Life Insurance Company, First Penn-Pacific Life Insurance Company,
Chief Financial Officer        and Lincoln Life & Annuity Company of New York [2/1/11-present], Executive
and Director                   Vice President and Chief Financial Officer, Lincoln National Corporation
Radnor Financial Center        [1/1/11-present]. Formerly: Chief Risk Officer, Lincoln National Corporation and
150 Radnor Chester Road        The Lincoln National Life Insurance Company [7/2/07-4/1/11], Senior Vice
Radnor, PA 19087               President, The Lincoln National Life Insurance Company and Lincoln Life &
                               Annuity Company of New York [7/2/07-2/1/11], Treasurer, Lincoln National
                               Corporation [7/2/07-10/29/09].

Jeffrey D. Coutts,             Senior Vice President and Treasurer, Lincoln National Corporation, First Penn-
Senior Vice President          Pacific Life Insurance Company [January 23, 2012 - present], Senior Vice
and Treasurer,                 President, The Lincoln National Life Insurance Company and Lincoln Life &
Radnor Financial Center,       Annuity Company of New York [May 1, 2011 - present], Treasurer, The Lincoln
150 Radnor Chester Road        National Life Insurance Company and Lincoln Life & Annuity Company of New York
Radnor, PA 19087               [January 23, 2012 - present]. Formerly: Vice President, The Lincoln National
                               Life Insurance Company and Lincoln Life & Annuity Company of New York
                               [April 2, 2007 - May 1, 2011] and Vice President, Jefferson Pilot Financial
                               Insurance Company and Jefferson-Pilot Life Insurance Company [until 2007]

Dennis R. Glass                President and Director [2006 - present], The Lincoln National Life Insurance
President and Director         Company, Lincoln Life & Annuity Company of New York and First Penn-Pacific
Radnor Financial Center        Life Insurance Company; Director, President and Chief Executive Officer
150 Radnor Chester Road        Lincoln National Corporation [2007 - present]. Formerly: President, Chief
Radnor, PA 19087               Executive Officer, Executive Vice President, Chief Financial Officer,
                               Treasurer [1993 - 2007] Jefferson Pilot Life Insurance Company and Jefferson
                               Pilot Financial Insurance Company.

Mark E. Konen                  Executive Vice President [2011 - present] and Director [2006 - present] The
Executive Vice President       Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of
and Director                   New York; Executive Vice President Lincoln National Corporation
Radnor Financial Center        [2011 - present]; Director First Penn-Pacific Life Insurance Company
150 Radnor Chester Road        [2006 - present]. Formerly: Senior Vice President, The Lincoln National
Radnor, PA 19087               Life Insurance Company, and Lincoln Life & Annuity Company of New York
                               [2006 - 2011]; Director, Executive Vice President [until 2007] Jefferson
                               Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company.

C. Phillip Elam II,            Senior Vice President, Chief Investment Officer [2010 - present] The Lincoln
Senior Vice President,         National Life Insurance Company, Lincoln Life & Annuity Company of New York
Chief Investment Officer,      and First Penn-Pacific Life Insurance Company. Formerly: Senior Vice
100 North Greene Street,       President, Actuary, [1996 - 2007] Jefferson Pilot Life Insurance Company and
Greensboro, NC 24701           Jefferson Pilot Financial Insurance Company.

NAME, ADDRESS AND
POSITION(S) WITH REGISTRANT    PRINCIPAL OCCUPATIONS LAST FIVE YEARS
----------------------------   --------------------------------------------------------------------------------
Keith J. Ryan                  Vice President and Director [2007 - present], The Lincoln National Life
Vice President and             Insurance Company, First Penn-Pacific Life Insurance Company.  Vice
Director                       President, Lincoln Life & Annuity Company of New York [ 2011 - present]
1300 South Clinton Street      Formerly:  Manager of Life Accounting, Director of Managed Care, Director,
Fort Wayne, IN 46801           Business Controls, Chief Financial Officer, The Lincoln National Life
                               Insurance Company.


ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

You may review or copy this prospectus or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0102.

This prospectus with the funds prospectuses are also available on our Internet site, www.LincolnFinancial.com.

Lincoln Life Flexible Premium Variable Life Account G
1933 Act Registration No. 033-22740
1940 Act Registration No. 811-05585

                                   APPENDIX A

                              BASE MINIMUM PREMIUMS
                         PER $1,000 OF SPECIFIED AMOUNT*
                      MALE (OR UNISEX), AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
 0      **    3.62       **      **
 1            2.12                    41    8.33    8.81   11.82   12.18
 2            2.12                    42    8.80    9.28   12.88   13.24
 3            2.12                    43    9.17    9.77   13.81   14.29
 4            2.12                    44    9.69   10.29   15.17   15.53
 5            2.12                    45   10.12   10.84   16.46   16.94
 6            2.12                    46   10.59   11.43   17.58   18.18
 7            2.12                    47   11.34   12.18   18.69   19.41
 8            2.13                    48   11.98   13.06   20.10   20.82
 9            2.21                    49   12.86   13.94   21.52   22.24
10            2.31                    50   13.80   15.00   22.98   23.82
11            2.41                    51   14.92   16.24   24.75   25.59
12            2.65                    52   16.03   17.47   26.57   27.53
13            3.00                    53   17.27   18.71   28.74   29.82
14            3.18                    54   18.73   20.29   31.04   32.12
15            3.35                    55   20.26   22.06   33.39   34.59
16    3.59    3.71     4.29    4.41   56   21.90   23.82   35.66   36.98
17    3.94    4.06     4.64    4.76   57   23.72   25.76   36.62   38.06
18    4.12    4.24     4.82    4.94   58   25.72   27.88   37.59   39.15
19    4.12    4.24     4.82    4.94   59   27.78   30.18   38.68   40.36
20    4.12    4.24     5.00    5.12   60   30.13   32.65   39.90   41.70
21    4.12    4.24     5.05    5.29   61   32.83   35.47   41.25   43.17
22    4.12    4.24     5.05    5.29   62   34.55   37.43   42.79   44.83
23    4.12    4.24     5.23    5.47   63   35.58   38.70   44.46   46.74
24    4.12    4.24     5.41    5.65   64   36.80   40.04   46.01   48.65
25    4.12    4.24     5.41    5.65   65   38.03   41.51   47.93   50.57
26    4.17    4.29     5.41    5.65   66   39.32   43.04   49.73   52.61
27    4.36    4.48     5.41    5.65   67   40.80   44.64   51.53   54.65
28    4.57    4.69     5.41    5.65   68   42.34   46.42   53.46   56.82
29    4.78    4.90     5.60    5.84   69   44.08   48.40   55.58   59.18
30    5.01    5.13     5.94    6.18   70   46.07   50.51   57.83   61.67
31    5.26    5.38     6.18    6.42   71   48.06   52.74   60.20   64.28
32    5.52    5.64     6.50    6.74   72   50.55   55.23   62.77   67.09
33    5.80    5.92     6.84    7.08   73   53.11   58.03   65.66   70.22
34    6.09    6.21     7.20    7.44   74   56.43   61.35   68.93   73.85
35    6.40    6.52     7.58    7.82   75   60.02   65.18   72.89   77.81
36    6.73    6.85     7.99    8.23   76   63.97   69.13   77.15   81.83
37    7.08    7.20     8.42    8.66   77   68.06   73.22   81.16   85.72
38    7.21    7.57     9.11    9.35   78   72.51   77.55   85.35   89.55
39    7.60    7.96     9.88   10.24   79   77.69   82.37   89.73   93.57
40    8.02    8.38    10.76   11.12   80   83.61   87.93   94.48   97.84

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**   This classification is not available below the age of 16.

                                   APPENDIX A

                              BASE MINIMUM PREMIUMS
                         PER $1,000 OF SPECIFIED AMOUNT*
                           FEMALE, AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
 0      **    2.98      **
 1            1.76                    41    7.06    7.42    9.29    9.53
 2            1.76                    42    7.43    7.79    9.88   10.24
 3            1.76                    43    7.70    8.18   10.58   10.94
 4            1.76                    44    7.99    8.59   11.64   12.00
 5            1.76                    45    8.42    9.02   12.70   13.06
 6            1.76                    46    8.76    9.48   13.46   13.94
 7            1.76                    47    9.24    9.96   14.34   14.82
 8            1.76                    48    9.63   10.47   15.28   15.88
 9            1.83                    49   10.06   11.02   16.52   17.12
10            1.90                    50   10.69   11.65   17.75   18.35
11            1.98                    51   11.57   12.53   19.04   19.76
12            2.12                    52   12.33   13.41   20.46   21.18
13            2.15                    53   13.21   14.29   21.75   22.59
14            2.24                    54   14.15   15.35   23.16   24.00
15            2.33                    55   14.92   16.24   24.57   25.41
16    2.30    2.42    2.76    2.88    56   15.62   16.94   25.69   26.65
17    2.40    2.52    2.88    3.00    57   16.38   17.82   26.92   27.88
18    2.51    2.63    2.06    3.18    58   17.15   18.71   28.04   29.12
19    2.62    2.74    3.13    3.25    59   18.03   19.59   29.27   30.35
20    2.73    2.85    3.28    3.40    60   19.26   20.82   31.04   32.12
21    2.85    2.97    3.43    3.55    61   20.73   22.41   33.21   34.41
22    2.98    3.10    3.58    3.70    62   22.73   24.53   35.60   36.92
23    3.12    3.24    3.74    3.86    63   25.08   27.00   36.75   38.19
24    3.25    3.37    3.92    4.04    64   27.61   29.65   37.97   39.53
25    3.41    3.53    4.10    4.22    65   30.19   32.47   39.19   40.87
26    3.56    3.68    4.29    4.41    66   32.72   35.12   40.35   42.15
27    3.73    3.85    4.49    4.61    67   34.52   37.04   41.38   43.42
28    3.90    4.02    4.71    4.83    68   35.42   38.06   42.54   44.70
29    4.09    4.21    4.93    5.05    69   36.64   39.28   43.82   46.10
30    4.28    4.40    5.17    5.29    70   37.86   40.74   45.43   47.83
31    4.37    4.61    5.42    5.54    71   39.59   42.47   47.29   49.93
32    4.59    4.83    5.69    5.81    72   41.39   44.51   49.48   52.36
33    4.82    5.06    5.97    6.09    73   43.63   46.87   51.98   55.10
34    5.06    5.30    6.27    6.39    74   46.38   49.74   54.99   58.35
35    5.32    5.56    6.58    6.70    75   49.58   53.18   58.70   62.18
36    5.59    5.83    6.79    7.03    76   53.16   56.88   62.66   66.14
37    5.76    6.12    7.14    7.38    77   57.06   60.78   66.73   70.09
38    6.06    6.42    7.50    7.74    78   61.33   65.05   71.06   74.30
39    6.38    6.74    7.88    8.12    79   66.30   69.90   75.89   78.89
40    6.71    7.07    8.58    8.82    80   71.98   75.58   81.17   83.93

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100.00 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**   This classification is not available below the age of 16.

                                   APPENDIX B

                                SURRENDER CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                      MALE (OR UNISEX), AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
 0      **     3.20     **       **
 1             2.54                   41    9.98   10.56   14.18   14.60
 2             2.54                   42   10.54   11.12   15.44   15.88
 3             2.54                   43   11.00   11.72   16.56   17.14
 4             2.54                   44   11.62   12.34   18.20   18.62
 5             2.54                   45   12.14   13.00   19.74   20.32
 6             2.54                   46   12.70   13.72   21.08   21.80
 7             2.54                   47   13.60   14.60   22.42   23.28
 8             2.54                   48   14.36   15.66   24.12   24.98
 9             2.64                   49   15.42   16.72   25.82   26.68
10             2.76                   50   16.56   18.00   27.58   28.58
11             2.88                   51   17.90   19.48   29.68   30.70
12             3.16                   52   19.22   20.96   31.88   33.02
13             3.60                   53   20.72   22.44   34.48   35.78
14             3.80                   54   22.48   24.34   37.24   38.54
15             4.02                   55   24.30   26.46   40.06   41.50
16    4.30     4.44    5.14    5.28   56   26.28   28.58   42.78   44.00
17    4.72     4.86    5.56    5.70   57   28.46   30.90   43.94   44.00
18    4.94     5.08    5.78    5.92   58   30.86   33.46   44.00   44.00
19    4.94     5.08    5.78    5.92   59   33.32   36.20   44.00   44.00
20    4.94     5.08    5.98    6.14   60   36.14   39.16   44.00   44.00
21    4.94     5.08    6.06    6.34   61   39.38   42.56   44.00   44.00
22    4.94     5.08    6.06    6.34   62   41.44   44.00   44.00   44.00
23    4.94     5.08    6.26    6.56   63   42.70   44.00   44.00   44.00
24    4.94     5.08    6.48    6.76   64   44.00   44.00   44.00   44.00
25    4.94     5.08    6.48    6.76   65   44.00   44.00   44.00   44.00
26    5.00     5.14    6.48    6.76   66   44.00   44.00   44.00   44.00
27    5.22     5.38    6.48    6.76   67   44.00   44.00   44.00   44.00
28    5.48     5.62    6.48    6.76   68   44.00   44.00   44.00   44.00
29    5.74     5.88    6.70    7.00   69   44.00   44.00   44.00   44.00
30    6.00     6.16    7.12    7.40   70   44.00   44.00   44.00   44.00
31    6.30     6.44    7.40    7.70   71   44.00   44.00   44.00   44.00
32    6.62     6.76    7.78    8.08   72   44.00   44.00   44.00   44.00
33    6.96     7.10    8.20    8.48   73   44.00   44.00   44.00   44.00
34    7.30     7.44    8.64    8.92   74   44.00   44.00   44.00   44.00
35    7.68     7.82    9.08    9.38   75   44.00   44.00   44.00   44.00
36    8.06     8.22    9.58    9.86   76   44.00   44.00   44.00   44.00
37    8.50     8.64   10.10   10.38   77   44.00   44.00   44.00   44.00
38    8.64     9.08   10.92   11.22   78   44.00   44.00   44.00   44.00
39    9.12     9.54   11.84   12.28   79   44.00   44.00   44.00   44.00
40    9.62    10.04   12.90   13.34   80   44.00   44.00   44.00   44.00

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**   This classification is not available below the age of 16.

                                   APPENDIX B

                                SURRENDER CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                           FEMALE, AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker


AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
---  ------  ------  ------  ------  ---  ------  ------  ------  ------
 0      **    2.64       **      **
 1            2.10                    41    8.46    8.90   11.14   11.42
 2            2.10                    42    8.90    9.34   11.84   12.28
 3            2.10                    43    9.22    9.80   12.68   13.12
 4            2.10                    44    9.58   10.30   13.96   14.40
 5            2.10                    45   10.10   10.82   15.24   15.66
 6            2.10                    46   10.50   11.36   16.14   16.72
 7            2.10                    47   11.08   11.94   17.20   17.78
 8            2.10                    48   11.56   12.56   18.34   19.06
 9            2.18                    49   12.06   13.22   19.82   20.54
10            2.28                    50   12.82   13.96   21.30   22.02
11            2.38                    51   13.88   15.02   22.84   23.70
12            2.54                    52   14.80   16.08   24.54   25.40
13            2.56                    53   15.84   17.14   26.08   27.10
14            2.68                    54   16.98   18.42   27.78   28.80
15            2.78                    55   17.90   19.48   29.48   30.48
16    2.76    2.90     3.30    3.44   56   18.74   20.32   30.82   31.96
17    2.88    3.02     3.44    3.60   57   19.66   21.38   32.30   33.46
18    3.00    3.14     3.66    3.80   58   20.56   22.44   33.64   34.94
19    3.14    3.28     3.76    3.90   59   21.62   23.50   35.12   36.42
20    3.28    3.42     3.92    4.06   60   23.10   24.98   37.24   38.54
21    3.42    3.56     4.10    4.24   61   24.88   26.88   39.84   41.28
22    3.56    3.72     4.28    4.44   62   27.26   29.42   42.70   44.00
23    3.74    3.88     4.48    4.62   63   30.08   32.40   44.00   44.00
24    3.90    4.04     4.70    4.84   64   33.12   35.56   44.00   44.00
25    4.08    4.22     4.90    5.06   65   36.22   38.96   44.00   44.00
26    4.26    4.42     5.14    5.28   66   39.26   42.14   44.00   44.00
27    4.46    4.62     5.38    5.52   67   41.42   44.00   44.00   44.00
28    4.68    4.82     5.64    5.78   68   42.50   44.00   44.00   44.00
29    4.90    5.04     5.92    6.06   69   43.96   44.00   44.00   44.00
30    5.14    5.28     6.20    6.34   70   44.00   44.00   44.00   44.00
31    5.24    5.52     6.50    6.64   71   44.00   44.00   44.00   44.00
32    5.50    5.78     6.82    6.96   72   44.00   44.00   44.00   44.00
33    5.78    6.06     7.16    7.30   73   44.00   44.00   44.00   44.00
34    6.06    6.36     7.52    7.66   74   44.00   44.00   44.00   44.00
35    6.38    6.66     7.90    8.04   75   44.00   44.00   44.00   44.00
36    6.70    7.00     8.14    8.42   76   44.00   44.00   44.00   44.00
37    6.90    7.34     8.56    8.84   77   44.00   44.00   44.00   44.00
38    7.26    7.70     9.00    9.28   78   44.00   44.00   44.00   44.00
39    7.64    8.08     9.46    9.74   79   44.00   44.00   44.00   44.00
40    8.04    8.48    10.30   10.58   80   44.00   44.00   44.00   44.00

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**   This classification is not available below the age of 16.

                                   APPENDIX C

                         ILLUSTRATIONS OF POLICY VALUES

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current Cost of Insurance Charges are deducted and that the current Mortality and Expense Risk Charge is deducted. Although the contract allows for maximum Cost of Insurance Charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables and for a Maximum Mortality and Expense Risk Charge of .90% per year, Lincoln Life expects that it will continue to charge the current Cost of Insurance Charges and the illustrated current Mortality and Expense Risk Charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum Cost of Insurance Charges and the guaranteed Maximum Mortality and Expense Risk Charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current Cost of Insurance Charges and lower current Mortality and Expense Risk Charge.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (current average .48%), the mortality and expense risk charge (.80% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .04%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.68% using current charges and 10.58% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.68% and -1.32% respectively using current charges and 4.58% and -1.42% respectively using guaranteed charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                   $1,325 ANNUAL PREMIUM USING CURRENT CHARGES

                              DEATH BENEFIT                 POLICY VALUE              NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                      RETURN OF                      RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1        $ 1,391    $100,000  $100,000   $100,000   $   994   $ 1,060   $  1,127   $   603   $   669   $    736
 2          2,852     100,000   100,000    100,000     1,965     2,159      2,362     1,183     1,377      1,580
 3          4,386     100,000   100,000    100,000     2,925     3,311      3,729     2,143     2,529      2,947
 4          5,996     100,000   100,000    100,000     3,851     4,494      5,219     3,069     3,712      4,437
 5          7,688     100,000   100,000    100,000     4,756     5,724      6,858     3,974     4,942      6,076
 6          9,463     100,000   100,000    100,000     5,640     7,001      8,662     4,897     6,258      7,919
 7         11,328     100,000   100,000    100,000     6,491     8,317     10,637     5,788     7,613      9,933
 8         13,285     100,000   100,000    100,000     7,323     9,687     12,815     6,659     9,022     12,150
 9         15,341     100,000   100,000    100,000     8,125    11,101     15,206     7,499    10,476     14,581
10         17,499     100,000   100,000    100,000     8,896    12,564     17,837     8,349    12,017     17,289
15         30,021     100,000   100,000    100,000    12,266    20,649     35,579    12,110    20,493     35,422
20         46,003     100,000   100,000    101,828    14,754    30,253     64,858    14,754    30,253     64,858
25         66,400     100,000   100,000    151,550    16,028    41,657    113,097    16,028    41,657    113,097
30         92,433     100,000   100,000    233,689    15,526    55,339    191,548    15,526    55,339    191,548

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                 $1,325 ANNUAL PREMIUM USING GUARANTEED CHARGES

                              DEATH BENEFIT                 POLICY VALUE              NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                      RETURN OF                      RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1        $ 1,391    $100,000  $100,000   $100,000   $   988   $ 1,054   $  1,120   $   597   $   663   $    729
 2          2,852     100,000   100,000    100,000     1,955     2,149      2,350     1,173     1,367      1,568
 3          4,386     100,000   100,000    100,000     2,899     3,283      3,698     2,117     2,501      2,916
 4          5,996     100,000   100,000    100,000     3,818     4,458      5,177     3,036     3,676      4,395
 5          7,688     100,000   100,000    100,000     4,714     5,674      6,799     3,932     4,892      6,017
 6          9,463     100,000   100,000    100,000     5,583     6,933      8,578     4,840     6,190      7,835
 7         11,328     100,000   100,000    100,000     6,425     8,234     10,530     5,721     7,531      9,826
 8         13,285     100,000   100,000    100,000     7,240     9,580     12,673     6,575     8,916     12,008
 9         15,341     100,000   100,000    100,000     8,026    10,972     15,027     7,401    10,346     14,401
10         17,499     100,000   100,000    100,000     8,783    12,410     17,614     8,236    11,862     17,067
15         30,021     100,000   100,000    100,000    12,072    20,327     35,003    11,915    20,171     34,847
20         46,003     100,000   100,000    100,000    14,295    29,507     63,427    14,295    29,507     63,427
25         66,400     100,000   100,000    147,258    14,846    39,923    109,894    14,846    39,923    109,894
30         92,433     100,000   100,000    225,187    12,671    51,631    184,580    12,671    51,631    184,580

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln National or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                   $1,705 ANNUAL PREMIUM USING CURRENT CHARGES

                              DEATH BENEFIT                 POLICY VALUE              NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                      RETURN OF                      RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1        $  1,790   $100,000  $100,000   $100,000   $ 1,277   $ 1,362   $  1,448   $   808   $   893   $    979
 2           3,670    100,000   100,000    100,000     2,517     2,767      3,027     1,579     1,829      2,089
 3           5,644    100,000   100,000    100,000     3,722     4,217      4,753     2,784     3,279      3,815
 4           7,716    100,000   100,000    100,000     4,902     5,726      6,655     3,964     4,788      5,717
 5           9,892    100,000   100,000    100,000     6,037     7,276      8,728     5,099     6,338      7,790
 6          12,177    100,000   100,000    100,000     7,140     8,880     11,005     6,249     7,989     10,114
 7          14,576    100,000   100,000    100,000     8,199    10,531     13,498     7,354     9,687     12,654
 8          17,095    100,000   100,000    100,000     9,216    12,233     16,232     8,418    11,435     15,435
 9          19,740    100,000   100,000    100,000    10,192    13,989     19,236     9,441    13,239     18,486
10          22,518    100,000   100,000    100,000    11,128    15,804     22,542    10,471    15,147     21,886
15          38,631    100,000   100,000    100,000    15,124    25,795     44,916    14,936    25,608     44,729
20          59,196    100,000   100,000    128,581    17,900    37,697     81,899    17,900    37,697     81,899
25          85,443    100,000   100,000    189,967    18,951    52,003    141,767    18,951    52,003    141,767
30         118,942    100,000   100,000    290,940    17,502    69,785    238,475    17,502    69,785    238,475

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                 $1,705 ANNUAL PREMIUM USING GUARANTEED CHARGES

                              DEATH BENEFIT                 POLICY VALUE              NET CASH SURRENDER VALUE
          PREMIUMS       ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
  END   ACCUMULATED     GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
  OF         AT                RETURN OF                      RETURN OF                      RETURN OF
POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
 YEAR     PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1        $  1,790   $100,000  $100,000   $100,000   $ 1,244   $ 1,329   $  1,413   $   775   $   860   $    944
 2           3,670    100,000   100,000    100,000     2,455     2,701      2,957     1,517     1,763      2,019
 3           5,644    100,000   100,000    100,000     3,629     4,115      4,641     2,691     3,177      3,703
 4           7,716    100,000   100,000    100,000     4,763     5,570      6,480     3,825     4,632      5,542
 5           9,892    100,000   100,000    100,000     5,855     7,066      8,486     4,917     6,128      7,548
 6          12,177    100,000   100,000    100,000     6,902     8,601     10,674     6,011     7,710      9,783
 7          14,576    100,000   100,000    100,000     7,903    10,175     13,064     7,058     9,331     12,220
 8          17,095    100,000   100,000    100,000     8,854    11,788     15,675     8,056    10,991     14,878
 9          19,740    100,000   100,000    100,000     9,753    13,439     18,532     9,003    12,689     17,781
10          22,518    100,000   100,000    100,000    10,598    15,128     21,658     9,941    14,472     21,002
15          38,631    100,000   100,000    100,000    13,949    24,188     42,599    13,761    24,000     42,411
20          59,196    100,000   100,000    120,654    15,415    34,239     76,849    15,415    34,239     76,849
25          85,443    100,000   100,000    176,239    13,993    45,212    131,522    13,993    45,212    131,522
30         118,942    100,000   100,000    266,276     7,998    57,417    218,259     7,998    57,417    218,259

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                   $3,348 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                                           NET CASH SURRENDER
             PREMIUMS       DEATH BENEFIT ASSUMING         POLICY VALUE ASSUMING             VALUE ASSUMING
           ACCUMULATED        HYPOTHETICAL GROSS             HYPOTHETICAL GROSS            HYPOTHETICAL GROSS
   END          AT       ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
OF POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
   YEAR      PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
---------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1           $  3,515   $100,000  $100,000   $100,000   $ 2,343  $  2,506   $  2,669   $ 1,020  $  1,183   $  1,346
 2              7,207    100,000   100,000    100,000     4,616     5,088      5,580     1,970     2,442      2,934
 3             11,082    100,000   100,000    100,000     6,822     7,754      8,765     4,176     5,108      6,119
 4             15,152    100,000   100,000    100,000     8,952    10,500     12,249     6,306     7,854      9,603
 5             19,425    100,000   100,000    100,000    11,010    13,335     16,070     8,364    10,689     13,424
 6             23,911    100,000   100,000    100,000    12,989    16,259     20,264    10,476    13,745     17,750
 7             28,622    100,000   100,000    100,000    14,893    19,280     24,882    12,512    16,899     22,501
 8             33,569    100,000   100,000    100,000    16,705    22,391     29,964    14,456    20,142     27,715
 9             38,763    100,000   100,000    100,000    18,420    25,596     35,570    16,303    23,479     33,453
10             44,216    100,000   100,000    100,000    20,041    28,907     41,775    18,189    27,054     39,923
15             75,857    100,000   100,000    100,000    26,598    47,402     85,313    26,069    46,872     84,784
20            116,240    100,000   100,000    170,635    29,964    70,695    159,472    29,964    70,695    159,472
25            167,780    100,000   108,031    295,213    27,675   102,886    281,155    27,675   102,886    281,155
30            233,559    100,000   151,477    500,905    14,829   144,264    477,053    14,829   144,264    477,053

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown, the death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                 $3,348 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                                           NET CASH SURRENDER
             PREMIUMS       DEATH BENEFIT ASSUMING         POLICY VALUE ASSUMING             VALUE ASSUMING
           ACCUMULATED        HYPOTHETICAL GROSS             HYPOTHETICAL GROSS            HYPOTHETICAL GROSS
   END          AT       ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
OF POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
   YEAR      PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
---------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1           $  3,515   $100,000  $100,000   $100,000   $ 2,242   $ 2,402   $  2,561   $   919   $ 1,079   $  1,238
 2              7,207    100,000   100,000    100,000     4,392     4,851      5,329     1,746     2,205      2,683
 3             11,082    100,000   100,000    100,000     6,448     7,349      8,326     3,802     4,703      5,680
 4             15,152    100,000   100,000    100,000     8,406     9,895     11,577     5,760     7,249      8,931
 5             19,425    100,000   100,000    100,000    10,259    12,485     15,105     7,613     9,839     12,459
 6             23,911    100,000   100,000    100,000    12,000    15,118     18,941     9,486    12,604     16,427
 7             28,622    100,000   100,000    100,000    13,622    17,789     23,120    11,241    15,408     20,738
 8             33,569    100,000   100,000    100,000    15,112    20,492     27,679    12,863    18,243     25,430
 9             38,763    100,000   100,000    100,000    16,456    23,222     32,666    14,339    21,105     30,549
10             44,216    100,000   100,000    100,000    17,643    25,974     38,138    15,790    24,122     36,286
15             75,857    100,000   100,000    100,000    20,790    40,106     76,022    20,260    39,577     75,493
20            116,240    100,000   100,000    152,221    16,739    54,847    142,263    16,739    54,847    142,263
25            167,780          0   100,000    262,633         0    71,223    250,127         0    71,223    250,127
30            233,559          0   100,999    440,786         0    96,190    419,796         0    96,190    419,796

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                   $4,358 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                                           NET CASH SURRENDER
             PREMIUMS       DEATH BENEFIT ASSUMING         POLICY VALUE ASSUMING             VALUE ASSUMING
           ACCUMULATED        HYPOTHETICAL GROSS             HYPOTHETICAL GROSS            HYPOTHETICAL GROSS
   END          AT       ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
OF POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
   YEAR      PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
---------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1           $  4,576   $100,000  $100,000   $100,000   $ 2,897  $  3,104  $  3,311    $   822  $  1,029   $  1,236
 2              9,381    100,000   100,000    100,000     5,699     6,296     6,919      1,549     2,146      2,769
 3             14,426    100,000   100,000    100,000     8,401     9,576    10,853      4,251     5,426      6,703
 4             19,723    100,000   100,000    100,000    11,018    12,968    15,174      6,868     8,818     11,024
 5             25,285    100,000   100,000    100,000    13,547    16,476    19,927      9,397    12,326     15,777
 6             31,125    100,000   100,000    100,000    15,982    20,103    25,165     12,039    16,160     21,222
 7             37,257    100,000   100,000    100,000    18,319    23,858    30,953     14,584    20,123     27,218
 8             43,696    100,000   100,000    100,000    20,554    27,750    37,369     17,026    24,222     33,842
 9             50,456    100,000   100,000    100,000    22,675    31,783    44,497     19,355    28,463     41,177
10             57,555    100,000   100,000    100,000    24,679    35,972    52,448     21,774    33,067     49,543
15             98,741    100,000   100,000    126,854    33,050    60,240   109,357     32,220    59,410    108,527
20            151,306    100,000   100,343    218,118    38,413    93,779   203,848     38,413    93,779    203,848
25            218,394    100,000   145,768    377,010    39,120   138,827   359,058     39,120   138,827    359,058
30            304,018    100,000   203,249    639,098    32,659   193,571   608,664     32,659   193,571    608,664

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                 $4,358 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                                           NET CASH SURRENDER
             PREMIUMS       DEATH BENEFIT ASSUMING         POLICY VALUE ASSUMING             VALUE ASSUMING
           ACCUMULATED        HYPOTHETICAL GROSS             HYPOTHETICAL GROSS            HYPOTHETICAL GROSS
   END          AT       ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
OF POLICY  5% INTEREST  -----------------------------  -----------------------------  -----------------------------
   YEAR      PER YEAR   0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
---------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
 1           $  4,576   $100,000  $100,000   $100,000   $ 2,451  $  2,645   $  2,838   $   376  $    570   $    763
 2              9,381    100,000   100,000    100,000     4,769     5,311      5,877       619     1,161      1,727
 3             14,426    100,000   100,000    100,000     6,952     8,000      9,142     2,802     3,850      4,992
 4             19,723    100,000   100,000    100,000     8,997    10,716     12,665     4,847     6,566      8,515
 5             25,285    100,000   100,000    100,000    10,902    13,456     16,480     6,752     9,306     12,330
 6             31,125    100,000   100,000    100,000    12,654    16,219     20,623     8,712    12,276     16,680
 7             37,257    100,000   100,000    100,000    14,237    18,993     25,133    10,502    15,258     21,398
 8             43,696    100,000   100,000    100,000    15,634    21,771     30,060    12,106    18,243     26,533
 9             50,456    100,000   100,000    100,000    16,823    24,544     35,467    13,503    21,224     32,147
10             57,555    100,000   100,000    100,000    17,787    27,308     41,435    14,882    24,403     38,530
15             98,741    100,000   100,000    100,000    18,726    41,245     84,626    17,896    40,415     83,796
20            151,306    100,000   100,000    172,212     9,575    55,959    160,946     9,575    55,959    160,946
25            218,394          0   100,000    299,130         0    73,870    284,886         0    73,870    284,886
30            304,018          0   111,158    502,511         0   105,865    478,582         0   105,865    478,582

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                        /s/ Ernst & Young LLP

                                        Philadelphia, Pennsylvania
                                        March 30, 2012

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                      AS OF DECEMBER 31,
                                                                                     -------------------
                                                                                       2011       2010
                                                                                     --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $67,366; 2010 -- $63,512)   $ 73,607   $ 66,289
      Variable interest entities' fixed maturity securities (amortized cost:
         2011 -- $673; 2010 -- $570)                                                      700        584
      Equity securities (cost: 2011 -- $135; 2010 -- $119)                                139        140
   Trading securities                                                                   2,538      2,459
   Mortgage loans on real estate                                                        6,589      6,431
   Real estate                                                                            112        168
   Policy loans                                                                         2,855      2,832
   Derivative investments                                                               2,846      1,021
   Other investments                                                                    1,059        978
                                                                                     --------   --------
         Total investments                                                             90,445     80,902
Cash and invested cash                                                                  3,844      1,904
Deferred acquisition costs and value of business acquired                               8,336      8,854
Premiums and fees receivable                                                              409        334
Accrued investment income                                                                 949        904
Reinsurance recoverables                                                                9,033      7,399
Reinsurance related embedded derivatives                                                   --        339
Funds withheld reinsurance assets                                                         874        986
Goodwill                                                                                2,273      3,017
Other assets                                                                            3,107      2,743
Separate account assets                                                                83,477     84,630
                                                                                     --------   --------
         Total assets                                                                $202,747   $192,012
                                                                                     ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                             $ 18,399   $ 16,010
Other contract holder funds                                                            68,823     65,578
Short-term debt                                                                            10         10
Long-term debt                                                                          2,429      2,429
Reinsurance related embedded derivatives                                                   12         --
Funds withheld reinsurance liabilities                                                  4,708      3,385
Deferred gain on business sold through reinsurance                                        435        405
Payables for collateral on investments                                                  3,747      1,712
Variable interest entities' liabilities                                                   193        132
Other liabilities                                                                       4,652      3,123
Separate account liabilities                                                           83,477     84,630
                                                                                     --------   --------
         Total liabilities                                                            186,885    177,414
                                                                                     --------   --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                   10,605     10,585
Retained earnings                                                                       2,668      3,137
Accumulated other comprehensive income (loss)                                           2,589        876
                                                                                     --------   --------
         Total stockholder's equity                                                    15,862     14,598
                                                                                     --------   --------
            Total liabilities and stockholder's equity                               $202,747   $192,012
                                                                                     ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                   DECEMBER 31,
                                                                                             ------------------------
                                                                                              2011     2010     2009
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $2,017   $1,929   $1,878
Insurance fees                                                                                3,228    3,070    2,841
Net investment income                                                                         4,490    4,362    4,006
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                  (156)    (231)    (643)
   Portion of loss recognized in other comprehensive income                                      43       83      262
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (113)    (148)    (381)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (145)    (100)    (208)
                                                                                             ------   ------   ------
         Total realized gain (loss)                                                            (258)    (248)    (589)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                              110       52       73
Other revenues and fees                                                                         375      360      299
                                                                                             ------   ------   ------
      Total revenues                                                                          9,962    9,525    8,508
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,444    2,438    2,408
Benefits                                                                                      2,204    2,567    2,448
Underwriting, acquisition, insurance and other expenses                                       3,823    2,999    2,579
Interest and debt expense                                                                       108       99       93
Impairment of intangibles                                                                       744       --      729
                                                                                             ------   ------   ------
      Total benefits and expenses                                                             9,323    8,103    8,257
                                                                                             ------   ------   ------
      Income (loss) before taxes                                                                639    1,422      251
      Federal income tax expense (benefit)                                                      308      347      163
                                                                                             ------   ------   ------
         Net income (loss)                                                                   $  331   $1,075   $   88
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2011      2010      2009
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $10,585   $10,588   $ 9,132
Capital contribution from Lincoln National Corporation             10        --     1,451
Stock compensation/issued for benefit plans                        10        (3)        5
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,605    10,585    10,588
                                                              -------   -------   -------

RETAINED EARNINGS
Balance as of beginning-of-year                                 3,137     2,915     3,135
Cumulative effect from adoption of new accounting standards        --      (169)       97
Comprehensive income (loss)                                     2,044     1,872     2,692
Less other comprehensive income (loss), net of tax              1,713       797     2,604
                                                              -------   -------   -------
   Net income (loss)                                              331     1,075        88
Dividends declared                                               (800)     (684)     (405)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,668     3,137     2,915
                                                              -------   -------   -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   876      (102)   (2,609)
Cumulative effect from adoption of new accounting standards        --       181       (97)
Other comprehensive income (loss), net of tax                   1,713       797     2,604
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,589       876      (102)
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $15,862   $14,598   $13,401
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                     FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ------------------------------
                                                                                 2011       2010       2009
                                                                               --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $    331   $  1,075   $     88
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                            (268)      (304)      (371)
   Trading securities purchases, sales and maturities, net                           86         39        (20)
   Change in premiums and fees receivable                                           (75)       (32)       143
   Change in accrued investment income                                              (45)       (44)       (87)
   Change in future contract benefits and other contract holder funds             1,241       (202)    (2,857)
   Change in reinsurance related assets and liabilities                             405        888      2,790
   Change in federal income tax accruals                                            149        692        178
   Realized (gain) loss                                                             258        248        589
   (Income) loss attributable to equity method investments                          (90)       (93)        55
   Amortization of deferred gain on business sold through reinsurance              (110)       (52)       (73)
   Impairment of intangibles                                                        744         --        729
   Other                                                                            (11)       156        (54)
                                                                               --------   --------   --------
      Net cash provided by (used in) operating activities                         2,615      2,371      1,110
                                                                               --------   --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (10,359)   (12,816)   (13,075)
Sales of available-for-sale securities                                            1,331      2,642      3,614
Maturities of available-for-sale securities                                       5,055      4,429      3,209
Purchases of other investments                                                   (4,434)    (2,775)      (779)
Sales or maturities of other investments                                          2,784      3,099      1,102
Increase (decrease) in payables for collateral on investments                     2,035       (212)     1,044
Proceeds from sale of subsidiaries/businesses, net of cash disposed                  --         --          6
Proceeds from reinsurance recapture                                                 204         25         --
Other                                                                              (112)       (74)       (51)
                                                                               --------   --------   --------
      Net cash provided by (used in) investing activities                        (3,496)    (5,682)    (4,930)
                                                                               --------   --------   --------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --        504         --
Increase (decrease) in short-term debt                                               --        (11)         3
Deposits of fixed account values, including the fixed portion of variable        10,925     11,051     11,346
Withdrawals of fixed account values, including the fixed portion of variable     (4,976)    (5,225)    (5,440)
Transfers to and from separate accounts, net                                     (2,324)    (2,958)    (2,248)
Common stock issued for benefit plans and excess tax benefits                        (4)       (15)        --
Capital contribution from parent company                                             --         --      1,001
Dividends paid to stockholders                                                     (800)      (684)      (405)
                                                                               --------   --------   --------
      Net cash provided by (used in) financing activities                         2,821      2,662      4,257
                                                                               --------   --------   --------
Net increase (decrease) in cash and invested cash                                 1,940       (649)       437
Cash and invested cash as of beginning-of-year                                    1,904      2,553      2,116
                                                                               --------   --------   --------
      Cash and invested cash as of end-of-year                                 $  3,844   $  1,904   $  2,553
                                                                               ========   ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles
("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC transferred ownership of Lincoln Financial Media ("LFM") to LNL. In addition, on December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 20 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income
(Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity which does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all non-related party business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of inforce contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Good-will is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income
(Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses also acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $79 million, $82 million and $89 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. The Consolidations Topic of the FASB ASC was amended to require a qualitative approach for identifying the variable interest required to consolidate the VIE based on the entity that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in Credit-Linked Notes ("CLNs"), and as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 21 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts.
We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our consolidated financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stock-holders' Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 5, and the amount of OTTI recognized in accumulated OCI is provided in Note 14.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 5.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in

ASU 2011-11 effective January 1, 2013, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 in our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $969 million to $1.17 billion. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes the following from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED AND CAPITAL CONTRIBUTIONS

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2010:

ASSETS
Deferred acquisition costs                      $(148)
Other assets                                      (40)
                                                -----
   Total assets                                 $(188)
                                                =====

LIABILITIES

Future contract benefits                        $ (72)
Deferred gain (loss) on business sold through
   reinsurance                                    (76)
Other liabilities                                 (40)
                                                -----
   Total liabilities                            $(188)
                                                =====

REINSURANCE RECAPTURED FROM LNBAR

During 2011 and 2010, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
ASSETS
Cash                                       $ 204      $  25
Deferred acquisition costs                   243        110
                                           -----      -----
   Total assets                            $ 447      $ 135
                                           =====      =====
LIABILITIES
Future contract benefits                   $ 613      $ 387
Other contract holder funds                   18         22
Funds withheld reinsurance liabilities      (300)      (346)
Deferred gain (loss) on business sold
   through reinsurance                       106         42
Other liabilities                              4         10
                                           -----      -----
   Total liabilities                       $ 441      $ 115
                                           =====      =====

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
REVENUES AND EXPENSES
Amortization of deferred gain (loss) on
   business sold through reinsurance:
   Write-off of unamortized deferred
   gain (loss)                              $ 34      $(42)
   Gain on recapture                             --     17
Benefits                                     (24)       55
Federal income tax expense                    (4)      (10)
                                            ----      ----
   Net income                               $  6      $ 20
                                            ====      ====

CAPITAL CONTRIBUTIONS

On May 7, 2009, LNC transferred ownership of LFM to LNL. On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                             FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          -------------------
                                          2011    2011   2009
                                          ----   -----   ----
                                          LIAC   OTHER    LFM
                                           ---    ---    ----
Cash and invested cash                     $ 1    $--    $  1
Goodwill                                    --     --     174
Specifically identifiable intangible
   assets                                   --     --     168
Other assets                                 9     --      21
Short-term debt                             --     --     (14)
Other liabilities                           (5)     5     (70)
                                           ---    ---    ----
   Total(1)                                $ 5    $ 5    $280
                                           ===    ===    ====

----------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Income (Loss) since adopting new accounting guidance in 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2011:

                                         AMOUNT AND
                                      DATE OF ISSUANCE
                                   ----------------------
                                      $400         $200
                                    DECEMBER      APRIL
                                      2006         2007
                                   ----------   ---------
Original attachment point
   (subordination)                       5.50%       2.05%
Current attachment point
   (subordination)                       4.17%       1.48%
Maturity                           12/20/2016   3/20/2017
Current rating of tranche                  B+         Ba2
Current rating of underlying
   collateral pool                     Aa1-B3    Aaa-Caa1
Number of defaults in underlying
   collateral pool                          2           2
Number of entities                        123          99
Number of countries                        19          22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2011:

                                   AAA    AA      A     BBB    BB    B    CCC   TOTAL
                                   ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Telecommunications                  --%    --%   5.5%   4.8%  0.4%  0.5%   --%   11.2%
Financial intermediaries           0.3%   3.3%   6.4%   0.5%   --%   --%   --%   10.5%
Oil and gas                         --%   0.7%   1.0%   4.6%   --%   --%   --%    6.3%
Utilities                           --%    --%   3.1%   1.4%   --%   --%   --%    4.5%
Chemicals and plastics              --%    --%   2.3%   1.2%  0.4%   --%   --%    3.9%
Drugs                              0.3%   2.2%   1.2%    --%   --%   --%   --%    3.7%
Retailers (except food and drug)    --%    --%   2.1%   0.9%  0.5%   --%   --%    3.5%
Industrial equipment                --%    --%   3.0%   0.3%   --%   --%   --%    3.3%
Sovereign                           --%   0.7%   1.6%   1.0%   --%   --%   --%    3.3%
Food products                       --%   0.3%   1.8%   1.1%   --%   --%   --%    3.2%
Conglomerates                       --%   2.6%   0.5%    --%   --%   --%   --%    3.1%
Forest products                     --%    --%    --%   1.6%  1.4%   --%   --%    3.0%
Other                               --%   3.0%  14.9%  17.3%  3.5%  1.5%  0.3%   40.5%
                                   ---   ----   ----   ----   ---   ---   ---   -----
   Total                           0.6%  12.8%  43.4%  34.7%  6.2%  2.0%  0.3%  100.0%
                                   ===   ====   ====   ====   ===   ===   ===   =====

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                         AS OF DECEMBER 31, 2011             AS OF DECEMBER 31, 2010
                                    ---------------------------------   ---------------------------------
                                       NUMBER                            NUMBER
                                         OF       NOTIONAL   CARRYING      OF         NOTIONAL   CARRYING
                                    INSTRUMENTS    AMOUNTS     VALUE    INSTRUMENTS    AMOUNTS     VALUE
                                    -----------   --------   --------   -----------   --------   --------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loan        N/A         $ --       $592         N/A         $ --       $584
   U.S. Government bonds                N/A           --        108         N/A           --         --
Excess mortality swap                     1          100         --          --           --         --
                                        ---         ----       ----         ---         ----       ----
   Total assets(1)                        1         $100       $700          --         $ --       $584
                                        ---         ----       ----         ---         ----       ----
LIABILITIES

Non-qualifying hedges:
   Credit default swaps                   2         $600       $295           2         $600       $215
   Contingent forwards                    2           --         (4)          2           --         (6)
                                        ---         ----       ----         ---         ----       ----
      Total non-qualifying hedges         4          600        291           4          600        209
                                        ---         ----       ----         ---         ----       ----
Federal income tax                      N/A           --        (98)        N/A           --        (77)
                                        ---         ----       ----         ---         ----       ----
         Total liabilities(2)             4         $600       $193           4         $600       $132
                                        ===         ====       ====         ===         ====       ====

----------
(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2011.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                      2011       2010
                                    --------   --------
NON-QUALIFYING HEDGES
Credit default swaps                  $(80)      $25
Contingent forwards                     (2)       (9)
                                      ----       ---
   Total non-qualifying hedges(1)     $(82)      $16
                                      ====       ===

----------
(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2011
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $52,665   $5,989   $507   $ 60  $58,087
U.S. Government bonds                             395       50     --     --      445
Foreign government bonds                          654       64     --     --      718
RMBS                                            7,331      522     70    119    7,664
CMBS                                            1,563       68     93      9    1,529
CDOs                                              120       --     19     --      101
State and municipal bonds                       3,399      553      9     --    3,943
Hybrid and redeemable preferred securities      1,239       47    166     --    1,120
VIEs' fixed maturity securities                   673       27     --     --      700
                                              -------   ------   ----   ----  -------
   Total fixed maturity securities             68,039    7,320    864    188   74,307
Equity securities                                 135       16     12     --      139
                                              -------   ------   ----   ----  -------
      Total AFS securities                    $68,174   $7,336   $876   $188  $74,446
                                              =======   ======   ====   ====  =======

                                                      AS OF DECEMBER 31, 2010
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $47,920   $3,470  $  597  $ 78  $50,715
U.S. Government bonds                             106       16      --    --      122
Foreign government bonds                          459       37       2    --      494
RMBS                                            8,224      409     112   140    8,381
CMBS                                            2,047       89     165     6    1,965
CDOs                                              173       21      13     8      173
State and municipal bonds                       3,150       26      91    --    3,085
Hybrid and redeemable preferred securities      1,433       55     134    --    1,354
VIEs' fixed maturity securities                   570       14      --    --      584
                                              -------   ------  ------  ----  -------
   Total fixed maturity securities             64,082    4,137   1,114   232   66,873
Equity securities                                 119       25       4    --      140
                                              -------   ------  ------  ----  -------
      Total AFS securities                    $64,201   $4,162  $1,118  $232  $67,013
                                              =======   ======  ======  ====  =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2011
                                         -----------------------
                                           AMORTIZED     FAIR
                                              COST      VALUE
                                           ---------   -------
Due in one year or less                     $ 2,270    $ 2,305
Due after one year through five years        12,127     12,971
Due after five years through ten years       21,973     24,054
Due after ten years                          22,655     25,683
                                            -------    -------
   Subtotal                                  59,025     65,013
                                            -------    -------
MBS                                           8,894      9,193
CDOs                                            120        101
                                            -------    -------
      Total fixed maturity AFS securities   $68,039    $74,307
                                            =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2011
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------   -------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                ------   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $2,764      $152      $1,420      $415      $4,184     $  567
RMBS                                                               525       118         408        71         933        189
CMBS                                                               173        15         136        87         309        102
CDOs                                                                 9         1          80        18          89         19
State and municipal bonds                                           31        --          30         9          61          9
Hybrid and redeemable preferred securities                         315        23         340       143         655        166
                                                                ------      ----      ------      ----      ------     ------
   Total fixed maturity securities                               3,817       309       2,414       743       6,231      1,052
Equity securities                                                   38        12          --        --          38         12
                                                                ------      ----      ------      ----      ------     ------
      Total AFS securities                                      $3,855      $321      $2,414      $743      $6,269     $1,064
                                                                ======      ====      ======      ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                             891
                                                                                                                       ======

                                                                                    AS OF DECEMBER 31, 2010
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------  --------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI      VALUE       OTTI
                                                                ------   ----------   ------   ----------  -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $5,155      $289      $1,944      $386     $ 7,099     $  675
Foreign government bonds                                            19        --           9         2          28          2
RMBS                                                               628       121         702       131       1,330        252
CMBS                                                                73         8         278       163         351        171
CDOs                                                                --        --         146        21         146         21
State and municipal bonds                                        1,849        81          26        10       1,875         91
Hybrid and redeemable preferred securities                         199         9         547       125         746        134
                                                                ------      ----      ------      ----     -------     ------
   Total fixed maturity securities                               7,923       508       3,652       838      11,575      1,346
Equity securities                                                    3         4          --        --           3          4
                                                                ------      ----      ------      ----     -------     ------
      Total AFS securities                                      $7,926      $512      $3,652      $838     $11,578     $1,350
                                                                ======      ====      ======      ====     =======     ======
Total number of AFS securities in an unrealized loss position                                                           1,196
                                                                                                                       ======

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2011
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  378    $123    $ 29         56
Six months or greater, but less than nine months          51      28      12         18
Nine months or greater, but less than twelve months        2      --       1          7
Twelve months or greater                                 596     454     102        175
                                                      ------    ----    ----        ---
   Total                                              $1,027    $605    $144        256
                                                      ======    ====    ====        ===

                                                              AS OF DECEMBER 31, 2010
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  169    $ 73    $  4         41
Six months or greater, but less than nine months          55      20      --         13
Nine months or greater, but less than twelve months       39      15       1         13
Twelve months or greater                                 884     501     171        224
                                                      ------    ----    ----        ---
Total                                                 $1,147    $609    $176        291
                                                      ======    ====    ====        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $286 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash re-quirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to secu-rities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Balance as of beginning-of-year                              $309   $260   $ --
   Cumulative effect from adoption of new accounting
      standard                                                 --     --     30
   Increases attributable to:
      Credit losses on securities for which an OTTI was not
         previously recognized                                 54     13    259
      Credit losses on securities for which an OTTI was
         previously recognized                                 68     61     --
   Decreases attributable to:
      Securities sold                                         (51)   (25)   (29)
                                                             ----   ----   ----
         Balance as of end-of-year                           $380   $309   $260
                                                             ====   ====   ====

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,780  $1,674
U.S. Government bonds                             376     362
Foreign government bonds                           39      29
RMBS                                              237     247
CMBS                                               31      67
CDOs                                                4       5
State and municipal bonds                          24      22
Hybrid and redeemable preferred securities         45      51
                                               ------  ------
   Total fixed maturity securities              2,536   2,457
Equity securities                                   2       2
                                               ------  ------
      Total trading securities                 $2,538  $2,459
                                               ======  ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2011, 2010 and 2009, was $115 million, $86 million and $126 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 32% and 31% of mortgage loans on real estate as of December 31, 2011 and 2010, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
Current                                        $6,579  $6,419
Valuation allowance associated with
   impaired mortgage loans on real estate          (3)     (8)
Unamortized premium (discount)                     13      20
                                               ------  ------
   Total carrying value                        $6,589  $6,431
                                               ======  ======

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                                  2011   2010
                                                                  ----   ----
Number of impaired mortgage loans on real estate                     3      6
                                                                   ===    ===
Principal balance of impaired mortgage loans on real estate        $11    $52
Valuation allowance associated with impaired mortgage loans
   on real estate                                                   (3)    (8)
                                                                   ---    ---
   Carrying value of impaired mortgage loans on real estate        $ 8    $44
                                                                   ===    ===

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                              2011   2010   2009
                                                              ----   ----   ----
Average carrying value for impaired mortgage loans on
    real estate                                                $15    $29    $ 8
Interest income recognized on impaired mortgage loans on
    real estate                                                  1      3     --
Interest income collected on impaired mortgage loans on
    real estate                                                  1      3     --

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011        AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL    % OF   COVERAGE
                                           AMOUNT    TOTAL     RATIO      AMOUNT    TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                              $5,173     78.6%    1.61       $4,677     72.9%    1.61
65% to 74%                                  1,130     17.2%    1.38        1,429     22.3%    1.41
75% to 100%                                   256      3.9%    0.95          143      2.2%    0.86
Greater than 100%                              20      0.3%    0.73          170      2.6%    1.15
                                           ------    -----                ------    -----
   Total mortgage loans on real estate     $6,579    100.0%               $6,419    100.0%
                                           ======    =====                ======    =====

ALTERNATIVE INVESTMENTS

As of December 31, 2011 and 2010, alternative investments included investments in approximately 96 and 95 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                     FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                   2011     2010     2009
                                                                  ------   ------   ------
Fixed maturity AFS securities                                     $3,724   $3,577   $3,361
VIEs' fixed maturity AFS securities                                   14       14       --
Equity AFS securities                                                  5        5        7
Trading securities                                                   145      148      148
Mortgage loans on real estate                                        392      407      441
Real estate                                                           18       16       17
Standby real estate equity commitments                                 1        1        1
Policy loans                                                         161      167      169
Invested cash                                                          3        5        8
Commercial mortgage loan prepayment and bond makewhole premiums       75       61       22
Alternative investments                                               90       93      (54)
Consent fees                                                           3        8        5
Other investments                                                    (14)      (7)       8
                                                                  ------   ------   ------
Investment income                                                  4,617    4,495    4,133
Investment expense                                                  (127)    (133)    (127)
                                                                  ------   ------   ------
   Net investment income                                          $4,490   $4,362   $4,006
                                                                  ======   ======   ======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2011    2010    2009
                                                       -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                         $  84   $ 100   $ 154
   Gross losses                                         (218)   (241)   (687)
Equity AFS securities:
   Gross gains                                            10       9       5
   Gross losses                                           --      (4)    (27)
Gain (loss) on other investments                          27      (4)   (100)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds            (13)      8     157
                                                       -----   -----   -----
      Total realized gain (loss) related to certain
         investments                                   $(110)  $(132)  $(498)
                                                       =====   =====   =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                        $ (13)  $ (88)  $(209)
   RMBS                                                     (76)    (61)   (237)
   CMBS                                                     (56)    (41)     --
   CDOs                                                      (1)     (1)    (39)
   Hybrid and redeemable preferred securities                (2)     (5)    (67)
                                                          -----   -----   -----
      Total fixed maturity securities                      (148)   (196)   (552)
                                                          -----   -----   -----
Equity securities                                            --      (3)    (27)
         Gross OTTI recognized in net income (loss)        (148)   (199)   (579)
         Associated amortization of DAC, VOBA, DSI
            and DFEL                                         35      51     198
                                                          -----   -----   -----
            Net OTTI recognized in net income (loss),
               pre-tax                                    $(113)  $(148)  $(381)
                                                          =====   =====   =====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                              $  54   $  93   $ 339
Change in DAC, VOBA, DSI and DFEL                           (11)    (10)    (77)
                                                          -----   -----   -----
   Net portion of OTTI recognized in OCI, pre-tax         $  43   $  83   $ 262
                                                          =====   =====   =====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2011 and 2010, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, fore-closure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                    AS OF DECEMBER 31,
                                                            -------------------------------------
                                                                   2011               2010
                                                            -----------------   -----------------
                                                            CARRYING    FAIR    CARRYING    FAIR
                                                              VALUE     VALUE     VALUE     VALUE
                                                            --------   ------   --------   ------
Collateral payable held for derivative investments(1)        $2,994    $2,994    $  853    $  853
Securities pledged under securities lending agreements(2)       200       193       199       192
Securities pledged under reverse repurchase agreements(3)       280       294       280       294
Securities pledged for Term Asset-Backed Securities Loan
   Facility ("TALF")(4)                                         173       199       280       318
Securities pledged for Federal Home Loan Bank of
   Indianapolis Securities ("FHLBI")(5)                         100       142       100       115
                                                             ------    ------    ------    ------
   Total payables for collateral on investments              $3,747    $3,822    $1,712    $1,772
                                                             ======    ======    ======    ======

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   -----------------------
                                    2011     2010    2009
                                   ------   -----   ------
Collateral payable held for
   derivative investments          $2,141   $ 219   $  651
Securities pledged under
   securities lending
   agreements                           1    (302)      74
Securities pledged under
   reverse repurchase
   agreements                          --     (64)    (126)
Securities pledged for TALF          (107)    (65)     345
Securities pledged for FHLBI           --      --      100
                                   ------   -----   ------
   Total increase (decrease) in
      payables for collateral on
      investments                  $2,035   $(212)  $1,044
                                   ======   =====   ======

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $531 million, which included $233 million of LPs, $181 million of private placements and $117 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.5 billion and $2.8 billion, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion and $6.4 billion, or 8% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $5.3 billion and $6.2 billion, or 6% and 8% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge our annuity business. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.

Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY FORWARDS

We used foreign currency forward contracts to hedge the liability exposure on certain options in the variable annuity products. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS -- SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants.

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

AFS SECURITIES EMBEDDED DERIVATIVES

We owned various debt securities that either contained call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contained call options to receive the return on equity-like indices. The change in fair value of these embedded derivatives flowed through net income (loss).

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                        AS OF DECEMBER 31, 2011         AS OF DECEMBER 31, 2010
                                     -----------------------------   ------------------------------
                                                    FAIR VALUE                       FAIR VALUE
                                     NOTIONAL   ------------------   NOTIONAL   -------------------
                                      AMOUNTS    ASSET   LIABILITY   AMOUNTS     ASSET    LIABILITY
                                     --------   ------   ---------   --------   -------   ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)         $ 2,212   $  144    $    --     $ 2,076   $  (40)    $    --
   Foreign currency contracts(1)          340       38         --         340       30          --
                                      -------   ------    -------     -------   ------     -------
      Total cash flow hedges            2,552      182         --       2,416      (10)         --
                                      -------   ------    -------     -------   ------     -------
NON-QUALIFYING HEDGES
Interest rate contracts(1)             30,232      567         --      18,406     (425)         --
Foreign currency contracts(1)               4       --         --         219       --          --
Equity market contracts(1)             16,300    2,097         --      11,477    1,441          --
Credit contracts(1)                        48       --         --          --       --          --
Credit contracts(2)                       148       --        (16)        145       --         (16)
Embedded derivatives:
   Deferred compensation plans(2)          --       --       (304)         --       --        (315)
   Indexed annuity contracts(3)            --       --       (399)         --       --        (497)
   GLB reserves(3)                         --       --     (2,217)         --       --        (408)
   Reinsurance related(4)                  --      340       (352)         --      644        (305)
   AFS securities(1)                       --       --         --          --       15          --
                                      -------   ------    -------     -------   ------     -------
        Total derivative instruments  $49,284   $3,186    $(3,288)    $32,663   $1,665     $(1,541)
                                      =======   ======    =======     =======   ======     =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                   REMAINING LIFE AS OF DECEMBER 31, 2011
                                                        -----------------------------------------------------------
                                                        LESS THAN    1 - 5     6 - 10   11 - 30   OVER 30
                                                          1 YEAR     YEARS     YEARS     YEARS     YEARS     TOTAL
                                                        ---------   -------   -------   -------   -------   -------
Interest rate contracts(1)                               $ 1,554    $10,853   $11,349    $8,681     $ 7     $32,444
Foreign currency contracts(2)                                  4        154       105        81      --         344
Equity market contracts                                    8,537      3,155     4,589        17       2      16,300
Credit contracts                                              40        116        40        --      --         196
                                                         -------    -------   -------    ------     ---     -------
   Total derivative instruments with notional amounts    $10,135    $14,278   $16,083    $8,779     $ 9     $49,284
                                                         =======    =======   =======    ======     ===     =======

----------
(1) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

(2) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                              $(17)  $(13)  $(15)
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the
      year:
      Cash flow hedges:
         Interest rate contracts                              201    (18)    33
         Foreign currency contracts                             3     14    (21)
      AFS securities embedded derivatives                      --      2     --
   Change in foreign currency exchange rate adjustment          7      4    (31)
   Change in DAC, VOBA, DSI and DFEL                           (1)   (11)    11
Income tax benefit (expense)                                  (73)     3      5
Less:
   Reclassification adjustment for gains (losses)
      included in net income (loss):
      Cash flow hedges:
         Interest rate contracts(1)                           (15)     4      4
         Foreign currency contracts(1)                          2      2     --
      Associated amortization of DAC, VOBA, DSI and DFEL       --     (9)   (11)
      Income tax benefit (expense)                              5      1      2
                                                             ----   ----   ----
            Balance as of end-of-year                        $128   $(17)  $(13)
                                                             ====   ====   ====

----------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                          2011      2010     2009
                                        -------    -----    ------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)           $   (15)   $   3    $    3
   Foreign currency contracts(1)              2        2         1
                                        -------    -----    ------
      Total cash flow hedges                (13)       5         4
                                        -------    -----    ------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                  (44)       5        --
Interest rate contracts(2)                1,144      174      (209)
Foreign currency contracts(1)                --       43        23
Foreign currency contracts(2)               (12)     (13)      (18)
Equity market contracts(2)                  315     (385)     (146)
Equity market contracts(3)                   26     (133)       --
Credit contracts(1)                          --        1         1
Credit contracts(2)                          (7)       7       (37)
Embedded derivatives:
   Deferred compensation plans(3)           (10)     (33)      (50)
   Indexed annuity contracts(2)               5      (81)      (75)
   GLB reserves(2)                       (1,809)     268     2,228
   Reinsurance related(2)                   (47)    (165)     (155)
   AFS securities(1)                         --       (4)        4
                                        -------    -----    ------
         Total derivative instruments   $  (452)   $(311)   $1,570
                                        =======    =====    ======

----------
(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Ineffective portion recognized in realized gain (loss)       $ --    $--    $(1)
Gain (loss) recognized as a component of OCI with the
   offset to net investment income                            (13)     6      4

As of December 31, 2011, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2011 and 2010, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                  AS OF DECEMBER 31, 2011
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB+            3           (12)         68
03/20/2017(4)       (5)         (6)           BBB             2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $148
                                                            ===          ====        ====

                                  AS OF DECEMBER 31, 2010
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB             3           (12)         65
03/20/2017(4)       (5)         (6)           BBB-            2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $145
                                                            ===          ====        ====

----------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                                        AS OF DECEMBER 31,
                                                        ------------------
                                                            2011   2010
                                                            ----   ----
Maximum potential payout                                    $148   $145
Less:
   Counterparty thresholds                                    --     10
                                                            ----   ----
      Maximum collateral potentially required to post       $148   $135
                                                            ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $16 million as of December 31, 2011, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2011, the nonperformance risk adjustment was $16 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claimspaying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed predetermined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2011, the exposure was $72 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

               AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
               -----------------------   -----------------------
               COLLATERAL   COLLATERAL   COLLATERAL   COLLATERAL
               POSTED BY     POSTED BY   POSTED BY     POSTED BY
    S&P         COUNTER-        LNC       COUNTER-        LNC
   CREDIT        PARTY       (HELD BY      PARTY       (HELD BY
 RATING OF      (HELD BY     COUNTER-     (HELD BY     COUNTER-
COUNTERPARTY      LNC)        PARTY)        LNC)        PARTY)
------------   ----------   ----------   ----------   ----------
     AAA         $   --         $--        $    1        $ --
     AA              35          --            99          --
     AA-            219          --            65          --
     A+             826          --           548          43
      A           1,613          69           422         202
     A-             373          --            --          --
                 ------         ---        ------        ----
                 $3,066         $69        $1,135        $245
                 ======         ===        ======        ====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                          ------------------
                                          2011   2010   2009
                                          ----   ----   ----
Current                                   $(84)  $(74)  $172
Deferred                                   392    421     (9)
                                          ----   ----   ----
   Federal income tax expense (benefit)   $308   $347   $163
                                          ====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2011   2010   2009
                                                  -----   ----   ----
Tax rate times pre-tax income                     $ 223   $498   $ 88
Effect of:
   Goodwill                                         260     --    238
   Separate account dividend received deduction    (112)   (94)   (77)
   Tax credits                                      (42)   (42)   (47)
   Prior year tax return adjustment                 (28)   (13)   (60)
   Other items                                        7     (2)    21
                                                  -----   ----   ----
      Provision (benefit) for income taxes        $ 308   $347   $163
                                                  =====   ====   ====
Effective tax rate                                   48%    24%   N/M
                                                  =====   ====   ====

The effective tax rate is a ratio of tax expense over pretax income. Since the pretax income of $251 million in 2009 resulted in a tax expense of $163, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                  2011      2010
                                                -------   -------
Current                                         $  (276)  $  (518)
Deferred                                         (2,721)   (1,394)
                                                -------   -------
   Total federal income tax asset (liability)   $(2,997)  $(1,912)
                                                =======   =======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2011     2010
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,032   $1,165
Other investments                                               222      576
Reinsurance deferred gain                                       136      138
Modco embedded derivative asset                                 123       93
Compensation and benefit plans                                  130      136
Net capital loss                                                 59       96
Tax credits                                                     200      106
VIE                                                              98       77
Other                                                           197       73
                                                             ------   ------
   Total deferred tax assets                                  2,197    2,460
                                                             ------   ------

                                            AS OF DECEMBER 31,
                                            ------------------
                                              2011      2010
                                            -------   -------
DEFERRED TAX LIABILITIES
DAC                                         $ 1,898   $ 1,982
VOBA                                            370       483
Net unrealized gain on AFS securities         2,188       988
Net unrealized gain on trading securities       126        85
Intangibles                                     173       179
Other                                           163       137
                                            -------   -------
   Total deferred tax liabilities             4,918     3,854
                                            -------   -------
      Net deferred tax asset (liability)    $(2,721)  $(1,394)
                                            =======   =======

As of December 31, 2011, LNL had net capital loss carryforwards of $91 million and $77 million which will expire in 2014 and 2015, respectively. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $191 million and $181 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $104 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE
                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                       ------------
                                                       2011   2010
                                                       ----   ----
Balance as of beginning-of-year                        $278   $293
   Increases for prior year tax positions                 2      2
   Decreases for prior year tax positions               (11)    (6)
   Increases for current year tax positions              12      8
   Decreases for current year tax positions              (6)    (7)
   Decreases for settlements with taxing authorities     --    (10)
   Decreases for lapse of statute of limitations         --     (2)
                                                       ----   ----
      Balance as of end-of-year                        $275   $278
                                                       ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010 and 2009, we recognized interest and penalty expense related to uncertain tax positions of $8 million, $6 million and $11 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $89 million and $81 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson Pilot subsidiaries, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010      2009
                                                     -------   -------   -------
Balance as of beginning-of-year                      $ 7,476   $7,310    $ 7,421
   Reinsurance assumed (ceded)
                                                         243      (38)        48
   Business acquired (sold) through reinsurance           --       --        (37)
   Deferrals                                           1,672    1,636      1,614
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (274)     (30)       (15)
      Prospective unlocking -- model refinements         114      145         --
      Retrospective unlocking                             33       17         82
      Other amortization                                (856)    (841)      (748)
   Adjustment related to realized (gains) losses         (47)     (61)        91
   Adjustment related to unrealized (gains) losses    (1,080)    (662)    (1,146)
                                                     -------   ------    -------
         Balance as of end-of-year                   $ 7,281   $7,476    $ 7,310
                                                     =======   ======    =======

Changes in VOBA (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                     -------------------------
                                                      2011     2010      2009
                                                     ------   ------   -------
Balance as of beginning-of-year                      $1,378   $2,086   $ 3,763
   Business acquired (sold) through reinsurance          12       --      (255)
   Deferrals                                             20       26        30
   Amortization:
      Prospective unlocking -- assumption changes        72      (41)      (20)
      Prospective unlocking -- model refinements        102       (7)       --
      Retrospective unlocking                            21       11       (44)
      Other amortization                               (300)    (361)     (349)
   Accretion of interest(1)                              78       89       102
   Adjustment related to realized (gains) losses         (6)      (7)       43
   Adjustment related to unrealized (gains) losses     (322)    (418)   (1,184)
                                                     ------   ------   -------
         Balance as of end-of-year                   $1,055   $1,378   $ 2,086
                                                     ======   ======   =======

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $117
2013    101
2014     76
2015     68
2016     64

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $324   $361   $310
   Deferrals                                           39     66     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (2)    (3)    --
      Retrospective unlocking                          14      5     11
      Other amortization                              (50)   (53)   (38)
   Adjustment related to realized (gains) losses       (3)   (11)     3
   Adjustment related to unrealized (gains) losses    (13)   (41)    (1)
                                                     ----   ----   ----
         Balance as of end-of-year                   $309   $324   $361
                                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                     ------------------------
                                                      2011     2010     2009
                                                     ------   ------   ------
Balance as of beginning-of-year                      $1,472   $1,273   $  948
   Reinsurance assumed (ceded)                           18       22       --
   Business acquired (sold) through reinsurance          --       --      (11)
   Deferrals                                            544      546      496
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         5      (57)     (22)
      Prospective unlocking -- model refinements         26       56       --
      Retrospective unlocking                             5      (23)      (3)
      Other amortization                               (165)    (167)    (141)
   Adjustment related to realized (gains) losses         (8)      (4)       5
   Adjustment related to unrealized (gains) losses     (537)    (174)       1
                                                     ------   ------   ------
         Balance as of end-of-year                   $1,360   $1,472   $1,273
                                                     ======   ======   ======

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ---------------------------
                                                   2011      2010      2009
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 6,735   $ 6,338   $ 5,936
Reinsurance assumed                                   21        22        10
Reinsurance ceded                                 (1,511)   (1,361)   (1,227)
                                                 -------   -------   -------
   Total insurance premiums and fees             $ 5,245   $ 4,999   $ 4,719
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,828   $ 4,321   $ 3,528
Reinsurance recoveries netted against benefits    (2,624)   (1,754)   (1,080)
                                                 -------   -------   -------
   Total benefits                                $ 2,204   $ 2,567   $ 2,448
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% to 30% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $878 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ced-ing companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.5 billion and $3.6 billion as of December 31, 2011 and 2010, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2011, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2011, included $1.6 billion and $142 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2011, 2010 and 2009, we amortized $49 million, $49 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                         BALANCE
                             BEGINNING-   BEGINNING-   ACCOUNTING                         AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER    OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--         $  --       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --          (647)       --       1,539
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         176         (79)          --           (97)       --          --
                               ------       -----          ---         -----       ---      ------
   Total goodwill              $3,696       $(679)         $--         $(744)      $--      $2,273
                               ======       =====          ===         =====       ===      ======

                                              FOR THE YEAR ENDED DECEMBER 31, 2010
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                          BALANCE
                             BEGINNING-   BEGINNING-    ACCOUNTING                        AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--           $--       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --            --        --       2,186
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         170         (79)           6            --        --          97
                               ------       -----          ---           ---       ---      ------
   Total goodwill              $3,690       $(679)         $ 6           $--       $--      $3,017
                               ======       =====          ===           ===       ===      ======

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. As a result of this Step 2 analysis for our Media reporting unit, we recorded a $79 million impairment of goodwill attributable primarily to declines in current and forecasted advertising revenue for the entire radio market. We also recorded a $49 million impairment of our FCC license and a $1 million impairment of our mutual fund contract rights.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                    AS OF DECEMBER 31,
                                    -------------------------------------------------
                                              2011                      2010
                                    -----------------------   -----------------------
                                      GROSS                     GROSS
                                    CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                     AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                    --------   ------------   --------   ------------
Life Insurance:
   Sales force                        $100          $23         $100          $19
Retirement Plan Services:
   Mutual fund contract rights(1)        2           --            2           --
Other Operations:
   FCC licenses(1)                     118           --          118           --
   Other                                 4            3            4            3
                                      ----          ---         ----          ---
      Total                           $224          $26         $224          $22
                                      ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2011, was as follows:

2012   $4
2013    4
2014    4
2015    4
2016    4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           --------------------
                                             2011        2010
                                           --------    --------
RETURN OF NET DEPOSITS
Total account value                        $ 54,004    $ 52,211
Net amount at risk(1)                         1,379         816
Average attained age of contract holders   59 YEARS    58 years
MINIMUM RETURN
Total account value                        $    155    $    187
Net amount at risk(1)                            48          46
Average attained age of contract holders   72 YEARS    70 years
Guaranteed minimum return                         5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $ 21,648    $ 23,483
Net amount at risk(1)                         2,939       2,183
Average attained age of contract holders   67 YEARS    66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010    2009
                                  ----   ----   -----
Balance as of beginning-of-year   $ 44   $ 71   $ 277
   Changes in reserves              93     57     (33)
   Benefits paid                   (53)   (84)   (173)
                                  ----   ----   -----
      Balance as of end-of-year   $ 84   $ 44   $  71
                                  ====   ====   =====

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011      2010
                                                            -------   -------
ASSET TYPE
Domestic equity                                             $34,286   $35,659
International equity                                         13,095    14,172
Bonds                                                        17,735    15,913
Money market                                                  5,892     5,725
                                                            -------   -------
   Total                                                    $71,008   $71,469
                                                            =======   =======
Percent of total variable annuity separate account values        98%       98%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 38% of permanent life insurance in force as of December 31, 2011, and approximately 43% of total sales for these products for the year ended December 31, 2011.

12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2011     2010
                                       ------   ------
Short-term debt
   Short-term debt(1)                  $   10   $   10
                                       ======   ======
Long-term debt
   2.75% note, due 2013                $    4   $    4
   LIBOR + 0.03% note, due 2017           250      250
   LIBOR + 1.00% note, due 2037           375      375
   LIBOR + 3.41% note, due 2040           500      500
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,429   $2,429
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2011, were as follows:

2013        $    4
Thereafter   2,425
            ------
   Total    $2,429
            ======

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2011, 2010 and 2009, was $36 million, $40 million and $47 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2011, were as follows:

2012   $30
2013    26
2014    21
2015    16
2016    12

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 22%, 25% and 28% of Annuities' variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented approximately 54%, 58% and 61% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 27%, 29% and 33% of variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented 63%, 66% and 69% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $29 million and $8 million as of December 31, 2011 and 2010, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                     FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                 ---------------------------
                                                                   2011      2010     2009
                                                                 -------   -------   -------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                  $ 1,029   $    36   $(2,562)
   Cumulative effect from adoption of new accounting standards        --       181       (79)
   Unrealized holding gains (losses) arising during the year       3,292     2,322     6,021
   Change in foreign currency exchange rate adjustment                (5)       (6)       26
   Change in DAC, VOBA, DSI and other contract holder funds       (1,018)   (1,164)   (2,294)
   Income tax benefit (expense)                                     (813)     (417)   (1,328)
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                              (124)     (136)     (555)
      Associated amortization of DAC, VOBA, DSI and DFEL             (13)       17       168
      Income tax benefit (expense)                                    48        42       135
                                                                 -------   -------   -------
         Balance as of end-of-year                               $ 2,574   $ 1,029   $    36
                                                                 =======   =======   =======
UNREALIZED OTTI ON AFS SECURITIES

Balance as of beginning-of-year                                  $  (122)  $  (108)  $    --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards        --        --       (18)
   Gross OTTI recognized in OCI during the year                      (54)      (93)     (339)
   Change in DAC, VOBA, DSI and DFEL                                  11        10        77
   Income tax benefit (expense)                                       15        29        92
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities           99        82       151
   Change in DAC, VOBA, DSI and DFEL                                 (21)      (20)      (28)
   Income tax benefit (expense)                                      (27)      (22)      (43)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (99)  $  (122)  $  (108)
                                                                 =======   =======   =======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS

Balance as of beginning-of-year                                  $   (17)  $   (13)  $   (15)
   Unrealized holding gains (losses) arising during the year         204        (2)       12
   Change in foreign currency exchange rate adjustment                 7         4       (31)
   Change in DAC, VOBA, DSI and DFEL                                  (1)      (11)       11
   Income tax benefit (expense)                                      (73)        3         5
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                               (13)        6         4
      Associated amortization of DAC, VOBA, DSI and DFEL              --        (9)      (11)
      Income tax benefit (expense)                                     5         1         2
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   128   $   (17)  $   (13)
                                                                 =======   =======   =======
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS

Balance as of beginning-of-year                                  $   (14)  $   (17)  $   (32)
   Adjustment arising during the year                                  1         4        23
   Income tax benefit (expense)                                       (1)       (1)       (8)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (14)  $   (14)  $   (17)
                                                                 =======   =======   =======

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        ----------------------
                                         2011    2010    2009
                                        -----   -----   -----
Total realized gain (loss) related to
   certain investments(1)               $(110)  $(132)  $(498)
Realized gain (loss) on the mark-to-
   market on certain instruments(2)       (65)    (41)    (77)
Indexed annuity net derivative
   results(3):

   Gross gain (loss)                        2      34       8
   Associated amortization of DAC,
      VOBA, DSI and DFEL                   (2)    (15)     (5)
Variable annuity net derivatives
   results(4):

   Gross gain (loss)                      (51)    (30)    (10)
   Associated amortization of DAC,
      VOBA, DSI and DFEL                  (32)    (64)     (8)
Realized gain (loss) on sale of
   subsidiaries/businesses                 --      --       1
                                        -----   -----   -----
         Total realized gain (loss)     $(258)  $(248)  $(589)
                                        =====   =====   =====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2011     2010     2009
                              ------   ------   ------
Commissions                   $2,534   $1,859   $1,565
General and administrative
   expenses                    1,394    1,293    1,204
Expenses associated with
   reserve financing and
   unrelated LOCs                 24       16       --
DAC and VOBA deferrals
   and interest, net of
   amortization                 (682)    (644)    (652)
Broker-dealer expenses           236      212      190
Other intangibles
   amortization                    4        4        4
Media expenses                    69       59       40
Taxes, licenses and fees         244      192      180
Merger-related expenses           --        9       16
Restructuring charges
   (recoveries) for expense
   initiatives                    --       (1)      32
                              ------   ------   ------
       Total                  $3,823   $2,999   $2,579
                              ======   ======   ======

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our plans' assets and obligations was as follows:

                                                         AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                          2011   2010            2011   2010
                                                          ----   ----            ----   ----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $128   $119            $  5   $  4
Actual return on plan assets                                17     17              --      1
Company and participant contributions                       --     --               4      3
Benefits paid                                               (8)    (8)             (4)    (3)
                                                          ----   ----            ----   ----
   Fair value as of end-of-year                            137    128               5      5
                                                          ----   ----            ----   ----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                            116    112              21     20
Interest cost                                                6      7               1      2
Company and participant contributions                       --     --               1      1
Actuarial (gains) losses                                     7      5               1      1
Benefits paid                                               (8)    (8)             (3)    (3)
                                                          ----   ----            ----   ----
   Balance as of end-of-year                               121    116              21     21
                                                          ----   ----            ----   ----
      Funded status of the plans                          $ 16   $ 12            $(16)  $(16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $ 18   $ 15            $ --   $  --
Other liabilities                                           (2)    (3)            (16)    (16)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 16   $ 12            $(16)  $ (16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $ 14   $ 15            $ --   $  --
Prior service credit                                        --     --              --      (1)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 14   $ 15            $ --   $  (1)
                                                          ====   ====            ====   =====
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                                N/A    N/A            4.00%   4.00%
All other plans                                            N/A    N/A             N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                         4.25%  5.25%           4.25%   5.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                         5.25%  6.00%           5.00%   6.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2011, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2012, our discount rate for the pension plans will be 4.25%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2012, our expected return on plan assets is 8.00% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                         AS OF OR FOR THE
                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       2011   2010     2009
                                                       ----   ----    -----
Pre-65 health care cost trend rate                     8.50%  9.50%   10.00%
Post-65 health care cost trend rate                    8.50%  9.50%   13.00%
Ultimate trend rate                                    4.50%  5.00%    5.00%
Year that the rate reaches the ultimate trend rate     2021   2020     2020

We expect the health care cost trend rate for 2012 to be 8.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Accumulated benefit obligation      $ 2    $94
Projected benefit obligation          2     94
Fair value of plan assets            --     91

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2011   2010   2009         2011   2010   2009
                                             ----   ----   ----         ----   ----   ----
Interest cost                                $  6   $ 7    $ 7           $ 1    $ 1   $ 1
Expected return on plan assets                (10)   (9)    (7)           --     --    --
Recognized net actuarial loss (gain)            2     2      5            --     --    (1)
                                             ----   ---    ---           ---    ---   ---
   Net periodic benefit expense (recovery)   $ (2)  $--    $ 5           $ 1    $ 1   $--
                                             ====   ===    ===           ===    ===   ===

We expect our 2012 pension plans' income to be approximately $2 million.

For 2012, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

For the years ended December 31, 2011 and 2010, our pension plan's asset target allocations by asset category based on estimated fair values were as follows:

                            2011   2010
                            ----   ----
Fixed maturity securities    80%    50%
Common stock:
   Domestic equity           14%    35%
   International equity       6%    15%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                            AS OF DECEMBER 31,
                              ---------------------------------------------
                              PENSION PLANS   OTHER POSTRETIREMENT BENEFITS
                              -------------   -----------------------------
                               2011   2010              2011   2010
                               ----   ----              ----   ----
Fixed maturity securities:
   Corporate bonds             $ 53   $ 37               $--   $--
   U.S. Government bonds         16     14                --    --
   Foreign government bonds       3      5                --    --
   RMBS                          --      1                --    --
   CMBS                           1      1                --    --
Common stock                     61     62                --    --
Cash and invested cash            3      8                 5     5
                               ----   ----               ---   ---
      Total                    $137   $128               $ 5   $ 5
                               ====   ====               ===   ===

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plan to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2011 or 2010. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plan in 2012 under applicable pension law.

For our nonqualified pension plan, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plan during 2012 is less than $1 million.

We expect the following benefit payments (in millions):

                PENSION
                 PLANS        OTHER POSTRETIREMENT PLANS
                -------   ----------------------------------
                                                     NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE   MEDICARE
                PENSION     PART D      PART D     PART D
                 PLANS      SUBSIDY     SUBSIDY    SUBSIDY
                -------   ----------   --------   ----------
2012              $10         $2          $--        $2
2013               10          2           --         2
2014                9          2           --         2
2015                9          2           --         2
2016                9          2           --         2
Following
   five years
   thereafter      41          8           (1)        9

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, respectively. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were $65 million, $60 million and $61 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6. Information (in millions) with respect to these plans was as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011       2010
                                          --------   -------
Total liabilities(1)                       $304       $315
Investments held to fund liabilities(2)     133        130

----------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document.

Expenses (income) (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $6     $6     $ 4
Increase (decrease) in measurement
   of liabilities, net of total
   return swap                         1      1       6
                                      --     --     ---
      Total plan expenses (income)    $7     $7     $10
                                      ==     ==     ===

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are no-tionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents.

Expenses (income) (in millions) for these plans were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $1     $3     $2
Increase (decrease) in measurement
   of liabilities, net of total       --      3      4
   return swap
                                      --     --     --
      Total plan expenses (income)    $1     $6     $6
                                      ==     ==     ==

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' plan. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were less than ($1) million, $2 million and $1 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were $4 million, $2 million and $1 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Stock options                         $ 8    $ 5    $ 6
Performance shares                      2     (1)    (1)
SARs                                   --     --      1
Restricted stock units and
   nonvested stock                     12     11      6
                                      ---    ---    ---
   Total                              $22    $15    $12
                                      ===    ===    ===
Recognized tax benefit                $ 8    $ 5    $ 4
                                      ===    ===    ===


20. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Financial Group South Carolina Reinsurance Company, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2011      2010
                                   -------   --------
Capital and surplus                $7,054    $6,750

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   --------------------------
                                     2011      2010      2009
                                     ----      ----      ----
Net gain (loss) from operations,
   after-tax                         $291      $553      $867
Net income (loss)                     104       430       (35)
Dividends to LNC                      800       684       405

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in the current year.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indi-ana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                           2011       2010
                                         --------   -------
Calculation of reserves using
   the Indiana universal life
   method                                 $  270     $314
Calculation of reserves using
   continuous CARVM                           (2)      (5)
Conservative valuation rate on certain
   annuities                                 (20)     (15)
Lesser of LOC and XXX additional
   reserve as surplus                      1,731      457

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our insurance subsidiaries' deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of our other major insurance subsidiary, LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $640 million in 2012 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                2011                  2010
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING      FAIR
                                                           VALUE      VALUE      VALUE      VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 73,607   $ 73,607   $ 66,289   $ 66,289
   VIEs' fixed maturity securities                            700        700        584        584
   Equity securities                                          139        139        140        140
Trading securities                                          2,538      2,538      2,459      2,459
Mortgage loans on real estate                               6,589      7,233      6,431      6,847
Derivative investments                                      2,846      2,846      1,021      1,021
Other investments                                           1,059      1,059        978        978
Cash and invested cash                                      3,844      3,844      1,904      1,904
Separate account assets                                    83,477     83,477     84,630     84,630
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives            (399)      (399)      (497)      (497)
   GLB reserves embedded derivatives                       (2,217)    (2,217)      (408)      (408)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts     (1,114)    (1,114)    (1,119)    (1,119)
   Account values of certain investment contracts         (27,403)   (30,739)   (26,061)   (27,067)
Short-term debt                                               (10)       (10)       (10)       (10)
Long-term debt                                             (2,429)    (2,466)    (2,429)    (2,335)
Reinsurance related embedded derivatives                     (352)      (352)      (305)      (305)
VIEs' liabilities -- derivative instruments                  (291)      (291)      (209)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives          (304)      (304)      (315)      (315)
   Credit default swaps                                       (16)       (16)       (16)       (16)
BENEFIT PLANS' ASSETS(1)                                      142        142        133        133

(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 61        $  55,603      $ 2,423     $ 58,087
      U.S. Government bonds                                426               18            1          445
      Foreign government bonds                              --              621           97          718
      RMBS                                                  --            7,506          158        7,664
      CMBS                                                  --            1,498           31        1,529
      CDOs                                                  --               --          101          101
      State and municipal bonds                             --            3,943           --        3,943
      Hybrid and redeemable preferred securities            15            1,006           99        1,120
   VIEs' fixed maturity securities                         108              592           --          700
   Equity AFS securities                                    37               46           56          139
   Trading securities                                        2            2,469           67        2,538
   Derivative investments                                   --              362        2,484        2,846
Cash and invested cash                                      --            3,844           --        3,844
Separate account assets                                     --           83,477           --       83,477
                                                          ----        ---------      -------     --------
         Total assets                                     $649        $ 160,985      $ 5,517     $167,151
                                                          ====        =========      =======     ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --        $      --      $  (399)    $   (399)
   GLB reserves embedded derivatives                        --               --       (2,217)      (2,217)
Reinsurance related embedded derivatives                    --             (352)          --         (352)
VIEs' liabilities -- derivative instruments                 --               --         (291)        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives         --               --         (304)        (304)
   Credit default swaps                                     --               --          (16)         (16)
                                                          ----        ---------      -------     --------
      Total liabilities                                   $ --        $    (352)     $(3,227)    $ (3,579)
                                                          ====        =========      =======     ========
BENEFIT PLANS' ASSETS                                     $ 14        $     128      $    --     $    142
                                                          ====        =========      =======     ========

                                                                    AS OF DECEMBER 31, 2010
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 58       $  48,304       $ 2,353      $ 50,715
      U.S. Government bonds                                117               3             2           122
      Foreign government bonds                              --             381           113           494
      RMBS                                                  --           8,262           119         8,381
      CMBS                                                  --           1,863           102         1,965
      CDOs                                                  --               2           171           173
      State and municipal bonds                             --           3,085            --         3,085
      Hybrid and redeemable preferred securities            18           1,222           114         1,354
   VIEs' fixed maturity securities                          --             584            --           584
   Equity AFS securities                                    37              12            91           140
   Trading securities                                        2           2,383            74         2,459
   Derivative investments                                   --            (473)        1,494         1,021
Cash and invested cash                                      --           1,904            --         1,904
Separate account assets                                     --          84,630            --        84,630
                                                          ----       ---------       -------      --------
         Total assets                                     $232       $ 152,162       $ 4,633      $157,027
                                                          ====       =========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --       $      --       $  (497)     $   (497)
   GLB reserves embedded derivatives                        --              --          (408)         (408)
Reinsurance related embedded derivatives                    --            (305)           --          (305)
VIEs' liabilities -- derivative instruments                 --              --          (209)         (209)
Other liabilities:
   Deferred compensation plans embedded derivatives         --              --          (315)         (315)
   Credit default swaps                                     --              --           (16)          (16)
                                                          ----       ---------       -------      --------
      Total liabilities                                   $ --       $    (305)      $(1,445)     $ (1,750)
                                                          ====       =========       =======      ========
BENEFIT PLANS' ASSETS
                                                          $ 16       $     111       $     6      $    133
                                                          ====       =========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,353     $     3     $  42       $(134)        $ 159     $ 2,423
      U.S. Government bonds                                     2          --        --          (1)           --           1
      Foreign government bonds                                113          --         4          (3)          (17)         97
      RMBS                                                    119          (3)        6          36            --         158
      CMBS                                                    102         (62)       61         (74)            4          31
      CDOs                                                    171          19       (17)        (72)           --         101
      Hybrid and redeemable preferred securities              114          (1)       (5)         (7)           (2)         99
   Equity AFS securities                                       91           8       (12)          3           (34)         56
   Trading securities                                          74           3         1          (7)           (4)         67
   Derivative investments                                   1,494         495       383         112            --       2,484
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (497)          5        --          93            --        (399)
   GLB reserves embedded derivatives                         (408)     (1,809)       --          --            --      (2,217)
VIEs' liabilities -- derivative instruments(5)               (209)        (82)       --          --            --        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (315)        (10)       --          21            --        (304)
   Credit default swaps(7)                                    (16)         (6)       --           6            --         (16)
                                                          -------     -------     -----       -----         -----     -------
      Total, net                                          $ 3,188     $(1,440)    $ 463       $ (27)        $ 106     $ 2,290
                                                          =======     =======     =====       =====         =====     =======
Benefit plans' assets(8)                                  $     6     $    --     $  --       $  (6)        $  --     $    --
                                                          =======     =======     =====       =====         =====     =======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,117      $ (42)     $  53        $ 279        $ (54)    $2,353
      U.S. Government bonds                                     3         --         --           (4)           3          2
      Foreign government bonds                                 92         --          8           (4)          17        113
      RMBS                                                    135         (5)        10          (17)          (4)       119
      CMBS                                                    252        (47)        84          (72)        (115)       102
      CDOs                                                    153          1         30          (13)          --        171
      CLNs                                                    322         --        278           --         (600)        --
      Hybrid and redeemable preferred securities              150          2        (23)         (15)          --        114
   Equity AFS securities                                       88         --          8           (5)          --         91
   Trading securities                                          90          2        (10)          (7)          (1)        74
   Derivative investments                                   1,238       (166)         7          415           --      1,494
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (419)       (81)        --            3           --       (497)
   GLB reserves embedded derivatives                         (676)       268         --           --           --       (408)
   VIEs' liabilities -- derivative instruments(5)              --         16         --           --         (225)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (314)       (33)        --           32           --       (315)
   Credit default swaps(7)                                    (65)         7         --           42           --        (16)
                                                          -------      -----      -----        -----        -----     ------
      Total, net                                          $ 3,166      $ (78)     $ 445        $ 634        $(979)    $3,188
                                                          =======      =====      =====        =====        =====     ======
Benefit plans' assets(8)                                  $    --      $  --      $  --        $   6        $  --     $    6
                                                          =======      =====      =====        =====        =====     ======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,383     $  (46)     $317        $ (161)       $(376)    $2,117
      U.S. Government bonds                                     3         --        --            --           --          3
      Foreign government bonds                                 60          1         2            10           19         92
      RMBS                                                    178         (7)       35            84         (155)       135
      CMBS                                                    238          1        57           (44)          --        252
      CDOs                                                    150        (35)       61           (21)          (2)       153
      CLNs                                                     50         --       272            --           --        322
      State and municipal bonds                               117         --        (1)          (17)         (99)        --
      Hybrid and redeemable preferred securities              113        (21)       47             3            8        150
   Equity AFS securities                                       93         (7)       26           (24)          --         88
   Trading securities                                          77         35        --            (7)         (15)        90
   Derivative investments                                      78        (87)       (7)        1,254           --      1,238
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (252)       (75)       --           (92)          --       (419)
   GLB reserves embedded derivatives                       (2,904)     2,228        --            --           --       (676)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (223)       (50)       --           (41)          --       (314)
   Credit default swaps(7)                                    (51)       (37)       --            23           --        (65)
                                                          -------     ------      ----        ------        -----     ------
      Total, net                                          $   110     $1,900      $809        $  967        $(620)    $3,166
                                                          =======     ======      ====        ======        =====     ======
Benefit plans' assets(8)                                  $     1     $   --      $ --        $   --        $  (1)    $   --
                                                          =======     ======      ====        ======        =====     ======

----------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).
     (8) The expected return on plan assets is reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                                      ------------------------------------------------------------
                                                      ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                      ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $237      $(216)    $ (15)        $(51)      $(89)   $(134)
      U.S. Government bonds                               --         --        --           (1)        --       (1)
      Foreign government bonds                            --         (3)       --           --         --       (3)
      RMBS                                                51         --        --          (15)        --       36
      CMBS                                                --        (50)       --          (24)        --      (74)
      CDOs                                                --        (33)       --          (39)        --      (72)
      Hybrid and redeemable preferred securities           9        (16)       --           --         --       (7)
   Equity AFS securities                                  19        (16)       --           --         --        3
   Trading securities                                     --         (2)       --           (5)        --       (7)
   Derivative investments                                396         (7)     (277)          --         --      112
Future contract benefits:
   Indexed annuity contracts embedded derivatives        (59)        --        --          152         --       93
Other liabilities:
   Deferred compensation plans embedded derivatives       --         --        --           21         --       21
   Credit default swaps                                   --          6        --           --         --        6
                                                        ----      -----     -----         ----       ----    -----
         Total, net                                     $653      $(337)    $(292)        $ 38       $(89)   $ (27)
                                                        ====      =====     =====         ====       ====    =====
Benefit plans' assets                                   $ --      $  (3)    $  (3)        $ --       $ --    $  (6)
                                                        ====      =====     =====         ====       ====    =====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       -------   -----   ------
Investments:(1)
   Trading securities                                  $    --   $  --   $   33
   Derivative investments                                  472    (163)     (86)
Future contract benefits:(1)
   Indexed annuity contracts embedded derivatives           (1)     44      (17)
   GLB reserves embedded derivatives                    (1,615)    419    2,366
VIEs' liabilities -- derivative instruments(1)             (82)     16       --
Other liabilities:
   Deferred compensation plans embedded derivatives(2)     (10)    (33)     (50)
   Credit default swaps(3)                                  (8)    (12)     (14)
                                                       -------   -----   ------
      Total, net                                       $(1,244)  $ 271   $2,232
                                                       =======   =====   ======

----------
(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO      OUT OF               IN TO      OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3     LEVEL 3    TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $246       $ (87)    $159      $ 144       $(198)    $ (54)
      U.S. Government bonds                             --          --       --          3          --         3
      Foreign government bonds                          --         (17)     (17)        17          --        17
      RMBS                                              --          --       --         --          (4)       (4)
      CMBS                                               4          --        4          3        (118)     (115)
      CLNs                                              --          --       --         --        (600)     (600)
      Hybrid and redeemable preferred securities        18         (20)      (2)        --          --        --
   Equity AFS securities                                 1         (35)     (34)        --          --        --
   Trading securities                                    1          (5)      (4)        --          (1)       (1)
Future contract benefits:
   VIEs' liabilities -- derivative instruments          --          --       --       (225)         --      (225)
                                                      ----       -----     ----      -----       -----     -----
         Total, net                                   $270       $(164)    $106      $ (58)      $(921)    $(979)
                                                      ====       =====     ====      =====       =====     =====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the year ended December 31, 2010, the CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                        2011     2010     2009
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Annuities                                           $2,583   $2,412   $2,085
   Retirement Plan Services                               989      970      911
   Life Insurance                                       4,347    4,156    3,990
   Group Protection                                     1,939    1,831    1,713
   Other Operations                                       448      470      449
Excluded realized gain (loss), pre-tax                   (347)    (317)    (643)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        3        3
                                                       ------   ------   ------
      Total revenues                                   $9,962   $9,525   $8,508
                                                       ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011    2010     2009
                                                         -----   ------   -----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                                             $ 571   $  463   $ 355
   Retirement Plan Services                                152      146     124
   Life Insurance                                          502      595     617
   Group Protection                                        101       72     124
   Other Operations                                        (28)       3      (7)
Excluded realized gain (loss), after-tax                  (225)    (206)   (418)
Income (expense) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                                 2        2       2
Impairment of intangibles, after-tax                      (744)      --    (709)
                                                         -----   ------   -----
   Net income (loss)                                     $ 331   $1,075   $  88
                                                         =====   ======   =====

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2011     2010     2009
                                 ------   ------   ------
NET INVESTMENT INCOME
Annuities                        $1,091   $1,107   $1,020
Retirement Plan Services            792      769      732
Life Insurance                    2,168    2,040    1,827
Group Protection                    152      141      127
Other Operations                    287      305      300
                                 ------   ------   ------
   Total net investment income   $4,490   $4,362   $4,006
                                 ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011     2010    2009
                                                         ------   ------   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                $  388   $  402   $356
Retirement Plan Services                                     60       78     71
Life Insurance                                              517      492    519
Group Protection                                             45       46     46
                                                         ------   ------   ----
   Total amortization of DAC and VOBA, net of interest   $1,010   $1,018   $992
                                                         ======   ======   ====

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                 $ 103   $  91   $  42
Retirement Plan Services                                     59      55      45
Life Insurance                                              227     279     271
Group Protection                                             54      38      67
Other Operations                                            (14)     (6)    (21)
Excluded realized gain (loss)                              (122)   (111)   (225)
Reserve changes (net of related amortization) on
   business sold through reinsurance                          1       1       1
Impairment of intangibles                                    --      --     (16)
Benefit ratio unlocking                                      --      --      (1)
                                                          -----   -----   -----
    Total federal income tax expense (benefit)            $ 308   $ 347   $ 163
                                                          =====   =====   =====

                            AS OF DECEMBER 31,
                           -------------------
                             2011       2010
                           --------   --------
ASSETS
Annuities                  $ 99,455   $ 91,789
Retirement Plan Services     28,781     28,563
Life Insurance               58,704     55,083
Group Protection              3,458      3,254
Other Operations             12,349     13,323
                           --------   --------
   Total assets            $202,747   $192,012
                           ========   ========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2011    2010    2009
                                                                   -----   -----   -----
Interest paid                                                      $  88   $  94   $  96
Income taxes paid (received)                                         159    (345)    (15)
Significant non-cash investing and financing transactions:
   Funds withheld agreements:
      Carrying value of assets                                     $  --   $  --   $ 790
      Carrying value of liabilities                                   --      --    (790)
                                                                   -----   -----   -----
         Total funds withheld                                      $  --   $  --   $  --
                                                                   =====   =====   =====
   Resinsurance assumed:
      Carrying value of assets                                     $  --   $  --   $  63
      Carrying value of liabilities                                   --      --     (63)
                                                                   -----   -----   -----
         Total reinsurance assumed                                 $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance ceded:
      Carrying value of assets                                     $  --   $ 188   $  --
      Carrying value of liabilities                                   --    (188)     --
                                                                   -----   -----   -----
         Total reinsurance ceded                                   $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance recaptured:
      Carrying value of assets                                     $ 243   $ 110   $  --
      Carrying value of liabilities                                 (441)   (115)     --
                                                                   -----   -----   -----
         Total reinsurance recaptured                              $(198)  $  (5)  $  --
                                                                   =====   =====   =====
   Capital contributions:
      Carrying value of assets (includes cash and invested cash)   $  10   $  --   $ 364
      Carrying value of liabilities                                   --      --     (84)
                                                                   -----   -----   -----
         Total capital contributions                               $  10   $  --   $ 280
                                                                   =====   =====   =====
   Sale of subsidiaries/businesses:
      Proceeds from sale of subsidiaries/businesses                $  --   $  --   $   6
      Assets disposed (includes cash and invested cash)               --      --      (5)
                                                                   -----   -----   -----
         Gain on sale of subsidiaries/businesses                   $  --   $  --   $   1
                                                                   =====   =====   =====

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                             AS OF DECEMBER 31,
                                             ------------------
                                               2011     2010
                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                         $  100   $  100
   Ceded reinsurance contracts(2)              3,318    1,875
   Ceded reinsurance contracts(3)                340      644
   Cash management agreement investment(4)       394      173
   Service agreement receivable(4)                 1      (12)
Liabilities with affiliates:
   Assumed reinsurance contracts(5)              432      417
   Assumed reinsurance contracts(3)              181      201
   Ceded reinsurance contracts(6)              3,668    2,159
   Inter-company short-term debt(7)               10       10
   Inter-company long-term debt(8)             2,179    2,179

                                                                              FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                           ------------------------
                                                                             2011     2010    2009
                                                                           -------   -----   ------
Revenues with affiliates:
   Premiums received on assumed (paid on ceded) reinsurance contracts(9)   $  (335)  $(268)  $(196)
   Fees for management of general account(10)                                   --      --     (68)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)     (1,181)   (638)   (158)
   Service agreement payments(12)                                               75      58     (21)
   Interest expense on inter-company debt(13)                                  107      98      90

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.

(7)  Reported in short-term debt on our Consolidated Balance Sheets.

(8)  Reported in long-term debt on our Consolidated Balance Sheets.

(9)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(10) Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(11) Reported in benefits on our Consolidated Statements of Income (Loss).

(12) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(13) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $71 million and $1.3 billion as of December 31, 2011 and 2010, respectively. The letters of credit are issued by banks and represent guarantees of performance by LNC under the reinsurance agreement.

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                     MORTALITY &
                                                                                                       EXPENSE
                                                        CONTRACT                      CONTRACT        GUARANTEE
                                                       PURCHASES                     REDEMPTIONS       CHARGES
                                                        DUE FROM                       DUE TO        PAYABLE TO
                                                      THE LINCOLN                    THE LINCOLN     THE LINCOLN
                                                     NATIONAL LIFE                  NATIONAL LIFE   NATIONAL LIFE
                                                       INSURANCE                      INSURANCE       INSURANCE
SUBACCOUNT                             INVESTMENTS      COMPANY      TOTAL ASSETS      COMPANY         COMPANY      NET ASSETS
------------------------------------   -----------   -------------   ------------   -------------   -------------   -----------
American Funds Asset Allocation
   Class 1                             $ 8,769,267       $  322       $ 8,769,589      $    --          $  385      $ 8,769,204
American Funds Bond Class 1              3,026,303           89         3,026,392           --             133        3,026,259
American Funds Cash Management
   Class 1                               2,546,399           12         2,546,411           --             112        2,546,299
American Funds Global Growth Class 1     4,640,017           --         4,640,017       11,930             203        4,627,884
American Funds Global Small
   Capitalization Class 1                6,012,071           --         6,012,071          650             263        6,011,158
American Funds Growth Class 1           62,373,957           --        62,373,957        6,682           2,738       62,364,537
American Funds Growth-Income
   Class 1                              33,316,137        5,266        33,321,403           --           1,463       33,319,940
American Funds High-Income Bond
   Class 1                               6,778,419          199         6,778,618           --             297        6,778,321
American Funds International Class 1    24,163,260           --        24,163,260        9,647           1,057       24,152,556
American Funds U.S. Government/
   AAA-Rated Securities Class 1          7,015,428           12         7,015,440           --             307        7,015,133
LVIP Delaware Growth and Income
   Standard Class                       11,827,570          553        11,828,123           --             520       11,827,603
LVIP Delaware Special Opportunities
   Standard Class                       16,337,967          358        16,338,325           --             719       16,337,606

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2009, 2010 AND 2011

                                                              DIVIDENDS
                                                                 FROM        MORTALITY AND          NET
                                                              INVESTMENT        EXPENSE         INVESTMENT
SUBACCOUNT                                                      INCOME     GUARANTEE CHARGES   INCOME (LOSS)
-----------------------------------------------------------   ----------   -----------------   -------------
YEAR ENDED DECEMBER 31, 2009
American Funds Asset Allocation Class 1                        $229,323        $ (70,253)         $159,070
American Funds Bond Class 1                                      90,476          (21,063)           69,413
American Funds Cash Management Class 1                           12,199          (38,408)          (26,209)
American Funds Global Growth Class 1                             70,019          (33,488)           36,531
American Funds Global Small Capitalization Class 1               34,297          (58,011)          (23,714)
American Funds Growth Class 1                                   543,166         (500,557)           42,609
American Funds Growth-Income Class 1                            625,616         (275,885)          349,731
American Funds High-Income Bond Class 1                         448,753          (49,815)          398,938
American Funds International Class 1                            534,341         (242,736)          291,605
American Funds U.S. Government/AAA-Rated Securities Class 1     207,289          (62,004)          145,285
LVIP Delaware Growth and Income Standard Class                  129,626          (92,635)           36,991
LVIP Delaware Special Opportunities Standard Class              148,007         (122,492)           25,515
YEAR ENDED DECEMBER 31, 2010
American Funds Asset Allocation Class 1                        $198,852        $ (74,182)         $124,670
American Funds Bond Class 1                                     105,600          (25,002)           80,598
American Funds Cash Management Class 1                               --          (28,577)          (28,577)
American Funds Global Growth Class 1                             84,053          (38,663)           45,390
American Funds Global Small Capitalization Class 1              167,677          (70,868)           96,809
American Funds Growth Class 1                                   647,467         (551,929)           95,538
American Funds Growth-Income Class 1                            622,196         (298,532)          323,664
American Funds High-Income Bond Class 1                         546,813          (56,475)          490,338
American Funds International Class 1                            702,850         (256,754)          446,096
American Funds U.S. Government/AAA-Rated Securities Class 1     144,074          (61,765)           82,309
LVIP Delaware Growth and Income Standard Class                  115,712         (100,397)           15,315
LVIP Delaware Special Opportunities Standard Class              129,172         (143,968)          (14,796)
YEAR ENDED DECEMBER 31, 2011
American Funds Asset Allocation Class 1                        $192,768        $ (74,812)         $117,956
American Funds Bond Class 1                                      97,367          (24,673)           72,694
American Funds Cash Management Class 1                               --          (21,027)          (21,027)
American Funds Global Growth Class 1                             80,144          (41,647)           38,497
American Funds Global Small Capitalization Class 1              121,314          (62,525)           58,789
American Funds Growth Class 1                                   591,908         (557,816)           34,092
American Funds Growth-Income Class 1                            632,417         (288,499)          343,918
American Funds High-Income Bond Class 1                         546,695          (57,776)          488,919
American Funds International Class 1                            556,888         (230,396)          326,492
American Funds U.S. Government/AAA-Rated Securities Class 1     138,363          (54,419)           83,944
LVIP Delaware Growth and Income Standard Class                  128,873          (99,879)           28,994
LVIP Delaware Special Opportunities Standard Class               55,826         (146,531)          (90,705)

                                                                                 DIVIDENDS
                                                                                   FROM           TOTAL
                                                               NET REALIZED    NET REALIZED    NET REALIZED
                                                                GAIN (LOSS)       GAIN ON      GAIN (LOSS)
SUBACCOUNT                                                    ON INVESTMENTS    INVESTMENTS   ON INVESTMENTS
-----------------------------------------------------------   --------------   ------------   --------------
YEAR ENDED DECEMBER 31, 2009
American Funds Asset Allocation Class 1                        $  (187,213)     $       --     $  (187,213)
American Funds Bond Class 1                                        (53,263)             --         (53,263)
American Funds Cash Management Class 1                             (18,536)            452         (18,084)
American Funds Global Growth Class 1                              (106,370)             --        (106,370)
American Funds Global Small Capitalization Class 1                (502,548)             --        (502,548)
American Funds Growth Class 1                                   (3,261,748)             --      (3,261,748)
American Funds Growth-Income Class 1                            (1,181,594)             --      (1,181,594)
American Funds High-Income Bond Class 1                           (435,131)             --        (435,131)
American Funds International Class 1                              (900,370)        158,418        (741,952)
American Funds U.S. Government/AAA-Rated Securities Class 1         61,507          68,290         129,797
LVIP Delaware Growth and Income Standard Class                    (773,742)             --        (773,742)
LVIP Delaware Special Opportunities Standard Class                (528,784)        459,409         (69,375)
YEAR ENDED DECEMBER 31, 2010
American Funds Asset Allocation Class 1                        $    43,026      $       --     $    43,026
American Funds Bond Class 1                                         10,218              --          10,218
American Funds Cash Management Class 1                             (17,688)             --         (17,688)
American Funds Global Growth Class 1                                45,418              --          45,418
American Funds Global Small Capitalization Class 1                 138,638              --         138,638
American Funds Growth Class 1                                     (243,006)             --        (243,006)
American Funds Growth-Income Class 1                              (161,877)             --        (161,877)
American Funds High-Income Bond Class 1                            (61,358)             --         (61,358)
American Funds International Class 1                               114,400              --         114,400
American Funds U.S. Government/AAA-Rated Securities Class 1        101,336          34,866         136,202
LVIP Delaware Growth and Income Standard Class                    (376,031)             --        (376,031)
LVIP Delaware Special Opportunities Standard Class                 296,264              --         296,264
YEAR ENDED DECEMBER 31, 2011
American Funds Asset Allocation Class 1                        $   143,504      $       --     $   143,504
American Funds Bond Class 1                                         13,500              --          13,500
American Funds Cash Management Class 1                              (6,749)             --          (6,749)
American Funds Global Growth Class 1                                71,330              --          71,330
American Funds Global Small Capitalization Class 1                 181,533              --         181,533
American Funds Growth Class 1                                      915,400              --         915,400
American Funds Growth-Income Class 1                               196,098              --         196,098
American Funds High-Income Bond Class 1                            (39,224)             --         (39,224)
American Funds International Class 1                               202,452              --         202,452
American Funds U.S. Government/AAA-Rated Securities Class 1         57,402         155,794         213,196
LVIP Delaware Growth and Income Standard Class                     (79,475)             --         (79,475)
LVIP Delaware Special Opportunities Standard Class                 569,645       1,447,548       2,017,193

                                                                NET CHANGE       NET INCREASE
                                                               IN UNREALIZED      (DECREASE)
                                                              APPRECIATION OR    IN NET ASSETS
                                                               DEPRECIATION        RESULTING
SUBACCOUNT                                                    ON INVESTMENTS    FROM OPERATIONS
-----------------------------------------------------------   ---------------   ---------------
YEAR ENDED DECEMBER 31, 2009
American Funds Asset Allocation Class 1                         $ 1,902,264       $ 1,874,121
American Funds Bond Class 1                                         276,935           293,085
American Funds Cash Management Class 1                                1,410           (42,883)
American Funds Global Growth Class 1                              1,540,783         1,470,944
American Funds Global Small Capitalization Class 1                3,932,498         3,406,236
American Funds Growth Class 1                                    23,818,297        20,599,158
American Funds Growth-Income Class 1                             10,164,984         9,333,121
American Funds High-Income Bond Class 1                           2,047,465         2,011,272
American Funds International Class 1                             11,248,790        10,798,443
American Funds U.S. Government/AAA-Rated Securities Class 1        (127,531)          147,551
LVIP Delaware Growth and Income Standard Class                    3,247,284         2,510,533
LVIP Delaware Special Opportunities Standard Class                4,049,348         4,005,488
YEAR ENDED DECEMBER 31, 2010
American Funds Asset Allocation Class 1                         $   868,270       $ 1,035,966
American Funds Bond Class 1                                          79,765           170,581
American Funds Cash Management Class 1                               14,336           (31,929)
American Funds Global Growth Class 1                                432,258           523,066
American Funds Global Small Capitalization Class 1                1,505,091         1,740,538
American Funds Growth Class 1                                    11,734,924        11,587,456
American Funds Growth-Income Class 1                              3,651,727         3,813,514
American Funds High-Income Bond Class 1                             521,599           950,579
American Funds International Class 1                              1,385,019         1,945,515
American Funds U.S. Government/AAA-Rated Securities Class 1         175,053           393,564
LVIP Delaware Growth and Income Standard Class                    1,765,192         1,404,476
LVIP Delaware Special Opportunities Standard Class                4,459,088         4,740,556
YEAR ENDED DECEMBER 31, 2011
American Funds Asset Allocation Class 1                         $  (180,044)      $    81,416
American Funds Bond Class 1                                          78,585           164,779
American Funds Cash Management Class 1                                 (122)          (27,898)
American Funds Global Growth Class 1                               (603,125)         (493,298)
American Funds Global Small Capitalization Class 1               (1,812,427)       (1,572,105)
American Funds Growth Class 1                                    (4,040,608)       (3,091,116)
American Funds Growth-Income Class 1                             (1,362,389)         (822,373)
American Funds High-Income Bond Class 1                            (351,837)           97,858
American Funds International Class 1                             (4,713,305)       (4,184,361)
American Funds U.S. Government/AAA-Rated Securities Class 1         155,662           452,802
LVIP Delaware Growth and Income Standard Class                      110,551            60,070
LVIP Delaware Special Opportunities Standard Class               (2,958,928)       (1,032,440)

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009, 2010 AND 20011

                                                 AMERICAN                   AMERICAN     AMERICAN
                                                   FUNDS      AMERICAN        FUNDS        FUNDS
                                                   ASSET       FUNDS          CASH        GLOBAL
                                                ALLOCATION      BOND       MANAGEMENT     GROWTH
                                                  CLASS 1     CLASS 1        CLASS 1      CLASS I
                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                               -----------   ----------   -----------   ----------
NET ASSETS AT JANUARY 1, 2009                  $ 8,519,780   $2,479,148   $ 4,562,380   $3,819,665
Changes From Operations:
   - Net investment income (loss)                  159,070       69,413       (26,209)      36,531
   - Net realized gain (loss) on investments      (187,213)     (53,263)      (18,084)    (106,370)
   - Net change in unrealized appreciation
     or depreciation on investments              1,902,264      276,935         1,410    1,540,783
                                               -----------   ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,874,121      293,085       (42,883)   1,470,944
Changes From Unit Transactions:
   - Contract purchases                            500,811      620,219     1,439,962      352,519
   - Contract withdrawals                       (1,192,003)    (560,019)   (1,902,403)    (638,479)
                                               -----------   ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (691,192)      60,200      (462,441)    (285,960)
                                               -----------   ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,182,929      353,285      (505,324)   1,184,984
                                               -----------   ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2009                  9,702,709    2,832,433     4,057,056    5,004,649
Changes From Operations:
   - Net investment income (loss)                  124,670       80,598       (28,577)      45,390
   - Net realized gain (loss) on investments        43,026       10,218       (17,688)      45,418
   - Net change in unrealized appreciation
     or depreciation on investments                868,270       79,765        14,336      432,258
                                               -----------   ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,035,966      170,581       (31,929)     523,066
Changes From Unit Transactions:
   - Contract purchases                            470,147      988,439       410,452      403,602
   - Contract withdrawals                       (1,725,834)    (708,259)   (1,485,826)    (604,322)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (1,255,687)     280,180    (1,075,374)    (200,720)
                                               -----------   ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (219,721)     450,761    (1,107,303)     322,346
                                               -----------   ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2010                  9,482,988    3,283,194     2,949,753    5,326,995
Changes From Operations:
   - Net investment income (loss)                  117,956       72,694       (21,027)      38,497
   - Net realized gain (loss) on investments       143,504       13,500        (6,749)      71,330
   - Net change in unrealized appreciation
     or depreciation on investments               (180,044)      78,585          (122)    (603,125)
                                               -----------   ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        81,416      164,779       (27,898)    (493,298)
Changes From Unit Transactions:
   - Contract purchases                            704,796       97,394       615,626      368,047
   - Contract withdrawals                       (1,499,996)    (519,108)     (991,182)    (573,860)
NET DECREASE IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                              (795,200)    (421,714)     (375,556)    (205,813)
                                               -----------   ----------   -----------   ----------
TOTAL DECREASE IN NET ASSETS                      (713,784)    (256,935)     (403,454)    (699,111)
                                               -----------   ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2011                $ 8,769,204   $3,026,259   $ 2,546,299   $4,627,884
                                               ===========   ==========   ===========   ==========

                                                  AMERICAN                       AMERICAN      AMERICAN
                                                FUNDS GLOBAL      AMERICAN        FUNDS         FUNDS
                                                   SMALL            FUNDS        GROWTH-     HIGH-INCOME
                                               CAPITALIZATION      GROWTH         INCOME         BOND
                                                  CLASS 1          CLASS 1       CLASS 1       CLASS 1
                                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                               --------------   ------------   -----------   -----------
NET ASSETS AT JANUARY 1, 2009                   $ 6,042,273     $ 58,954,841   $33,266,511   $ 5,948,758
Changes From Operations:
   - Net investment income (loss)                   (23,714)          42,609       349,731       398,938
   - Net realized gain (loss) on investments       (502,548)      (3,261,748)   (1,181,594)     (435,131)
   - Net change in unrealized appreciation
     or depreciation on investments               3,932,498       23,818,297    10,164,984     2,047,465
                                                -----------     ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      3,406,236       20,599,158     9,333,121     2,011,272
Changes From Unit Transactions:
   - Contract purchases                             444,020        3,283,585     1,935,038       376,281
   - Contract withdrawals                        (1,024,298)     (11,958,759)   (5,447,122)   (1,505,238)
                                                -----------     ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (580,278)      (8,675,174)   (3,512,084)   (1,128,957)
                                                -----------     ------------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           2,825,958       11,923,984     5,821,037       882,315
                                                -----------     ------------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2009                   8,868,231       70,878,825    39,087,548     6,831,073
Changes From Operations:
   - Net investment income (loss)                    96,809           95,538       323,664       490,338
   - Net realized gain (loss) on investments        138,638         (243,006)     (161,877)      (61,358)
   - Net change in unrealized appreciation
     or depreciation on investments               1,505,091       11,734,924     3,651,727       521,599
                                                -----------     ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,740,538       11,587,456     3,813,514       950,579
Changes From Unit Transactions:
   - Contract purchases                             320,432        2,936,184     1,751,411       767,882
   - Contract withdrawals                        (1,815,387)     (11,792,881)   (6,410,352)   (1,182,325)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,494,955)      (8,856,697)   (4,658,941)     (414,443)
                                                -----------     ------------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             245,583        2,730,759      (845,427)      536,136
                                                -----------     ------------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2010                   9,113,814       73,609,584    38,242,121     7,367,209
Changes From Operations:
   - Net investment income (loss)                    58,789           34,092       343,918       488,919
   - Net realized gain (loss) on investments        181,533          915,400       196,098       (39,224)
   - Net change in unrealized appreciation
     or depreciation on investments              (1,812,427)      (4,040,608)   (1,362,389)     (351,837)
                                                -----------     ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (1,572,105)      (3,091,116)     (822,373)       97,858
Changes From Unit Transactions:
   - Contract purchases                             269,303        2,614,484     1,588,842       324,865
   - Contract withdrawals                        (1,799,854)     (10,768,415)   (5,688,650)   (1,011,611)
NET DECREASE IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                             (1,530,551)      (8,153,931)   (4,099,808)     (686,746)
                                                -----------     ------------   -----------   -----------
TOTAL DECREASE IN NET ASSETS                     (3,102,656)     (11,245,047)   (4,922,181)     (588,888)
                                                -----------     ------------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2011                 $ 6,011,158     $ 62,364,537   $33,319,940   $ 6,778,321
                                                ===========     ============   ===========   ===========

                                                                 AMERICAN        LVIP          LVIP
                                                                FUNDS U.S.     DELAWARE      DELAWARE
                                                  AMERICAN     GOVERNMENT/    GROWTH AND      SPECIAL
                                                   FUNDS        AAA-RATED       INCOME     OPPORTUNITIES
                                               INTERNATIONAL    SECURITIES     STANDARD      STANDARD
                                                  CLASS 1        CLASS 1        CLASS          CLASS
                                                 SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                               -------------   -----------   -----------   -------------
NET ASSETS AT JANUARY 1, 2009                   $27,726,393    $ 7,536,122   $11,704,406    $15,317,598
Changes From Operations:
   - Net investment income (loss)                   291,605        145,285        36,991         25,515
   - Net realized gain (loss) on investments       (741,952)       129,797      (773,742)       (69,375)
   - Net change in unrealized appreciation
     or depreciation on investments              11,248,790       (127,531)    3,247,284      4,049,348
                                                -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     10,798,443        147,551     2,510,533      4,005,488
Changes From Unit Transactions:
   - Contract purchases                           1,420,698      1,550,335       946,008        798,981
   - Contract withdrawals                        (4,596,248)    (1,090,376)   (2,071,417)    (2,673,542)
                                                -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (3,175,550)       459,959    (1,125,409)    (1,874,561)
                                                -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           7,622,893        607,510     1,385,124      2,130,927
                                                -----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                  35,349,286      8,143,632    13,089,530     17,448,525
Changes From Operations:
   - Net investment income (loss)                   446,096         82,309        15,315        (14,796)
   - Net realized gain (loss) on investments        114,400        136,202      (376,031)       296,264
   - Net change in unrealized appreciation
     or depreciation on investments               1,385,019        175,053     1,765,192      4,459,088
                                                -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,945,515        393,564     1,404,476      4,740,556
Changes From Unit Transactions:
   - Contract purchases                           1,287,064        326,870       768,001        752,074
   - Contract withdrawals                        (6,639,434)    (1,695,335)   (2,474,094)    (3,209,269)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (5,352,370)    (1,368,465)   (1,706,093)    (2,457,195)
                                                -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (3,406,855)      (974,901)     (301,617)     2,283,361
                                                -----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                  31,942,431      7,168,731    12,787,913     19,731,886
Changes From Operations:
   - Net investment income (loss)                   326,492         83,944        28,994        (90,705)
   - Net realized gain (loss) on investments        202,452        213,196       (79,475)     2,017,193
   - Net change in unrealized appreciation
     or depreciation on investments              (4,713,305)       155,662       110,551     (2,958,928)
                                                -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (4,184,361)       452,802        60,070     (1,032,440)
Changes From Unit Transactions:
   - Contract purchases                           1,132,270        289,914       748,963        665,727
   - Contract withdrawals                        (4,737,784)      (896,314)   (1,769,343)    (3,027,567)
NET DECREASE IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                             (3,605,514)      (606,400)   (1,020,380)    (2,361,840)
                                                -----------    -----------   -----------    -----------
TOTAL DECREASE IN NET ASSETS                     (7,789,875)      (153,598)     (960,310)    (3,394,280)
                                                -----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                 $24,152,556    $ 7,015,133   $11,827,603    $16,337,606
                                                ===========    ===========   ===========    ===========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account G (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 23, 1989, are part of the operations of the Company. The Variable Account only offers one product (VUL III) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which may be invested in shares of one of twelve mutual funds (the Funds) of two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (American Funds):
     American Funds Asset Allocation Class 1 Fund
     American Funds Bond Class 1 Fund
     American Funds Cash Management Class 1 Fund
     American Funds Global Growth Class 1 Fund
     American Funds Global Small Capitalization Class 1 Fund
     American Funds Growth Class 1 Fund
     American Funds Growth-Income Class 1 Fund
     American Funds High-Income Bond Class 1 Fund
     American Funds International Class 1 Fund
     American Funds U.S. Government/AAA-Rated Securities Class 1 Fund Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund

*    Denotes an affiliate of the Company.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets
Level 2 - inputs to the valuation methodology are observable, directly or indirectly
Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are charged daily to the Variable Account by the Company for a mortality and expense risk charge at an annual rate of .80% of the average daily net asset value of the Variable Account. These charges are made in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Prior to allocation of net premiums to the Variable Account, premiums paid are reduced by a percent of premium charge equal to 5.95% of each premium payment to cover the Company's state taxes and federal income tax liabilities. Amounts retained during 2011, 2010 and 2009, by the Company for such charges were $502,467, $556,158 and $391,694, respectively.

Other charges, which are paid to the Company by redeeming Variable Account units are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and surrender charges. These other charges for 2011, 2010 and 2009, amounted to $11,710,692, $12,642,915 and $13,526,111, respectively.

The monthly administrative charge amounts to $6 for each policy in force and is intended to compensate the Company for continuing administration of the policies, premium billings, overhead expenses, and other miscellaneous expenses.

The Company assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus.

A transfer charge of $10 may be assessed each time a policy owner transfers funds from one subaccount to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge of $10 is incurred for each withdrawal from the policy value by the policy owner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy. Refer to the product prospectus for the surrender charge.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                                                                                                    INVESTMENT
                                                                               UNITS                      TOTAL       INCOME
SUBACCOUNT                                YEAR   FEE RATE(1)   UNIT VALUE   OUTSTANDING   NET ASSETS    RETURN(2)    RATIO(3)
---------------------------------------   ----   -----------   ----------   -----------   ----------    ---------   ----------
AMERICAN FUNDS ASSET ALLOCATION CLASS 1
                                          2011      0.80%         $4.07      2,153,202    $ 8,769,204      0.76%       2.06%
                                          2010      0.80%          4.04      2,346,053      9,482,988     11.86%       2.14%
                                          2009      0.80%          3.61      2,684,996      9,702,709     23.28%       2.61%
                                          2008      0.80%          2.93      2,906,392      8,519,780    -29.87%       2.77%
                                          2007      0.80%          4.18      3,136,774     13,110,848      5.96%       2.29%

                                                                                                                     INVESTMENT
                                                                               UNITS                      TOTAL        INCOME
SUBACCOUNT                                YEAR   FEE RATE(1)   UNIT VALUE   OUTSTANDING    NET ASSETS    RETURN(2)    RATIO(3)
---------------------------------------   ----   -----------   ----------   -----------   ------------   ---------   ----------
AMERICAN FUNDS BOND CLASS 1
                                          2011      0.80%        $2.12       1,424,887    $  3,026,259      5.56%       3.16%
                                          2010      0.80%         2.01       1,631,857       3,283,194      5.88%       3.38%
                                          2009      0.80%         1.90       1,490,651       2,832,433     11.93%       3.44%
                                          2008      0.80%         1.70       1,460,351       2,479,148     -9.89%       6.04%
                                          2007      0.80%         1.88       1,377,778       2,595,621      2.83%       8.12%
AMERICAN FUNDS CASH MANAGEMENT CLASS 1
                                          2011      0.80%         1.92       1,327,096       2,546,299     -1.06%       0.00%
                                          2010      0.80%         1.94       1,521,104       2,949,753     -0.88%       0.00%
                                          2009      0.80%         1.96       2,073,617       4,057,056     -0.90%       0.25%
                                          2008      0.80%         1.97       2,310,882       4,562,380      1.33%       1.97%
                                          2007      0.80%         1.95       1,421,370       2,769,340      4.12%       6.72%
AMERICAN FUNDS GLOBAL GROWTH CLASS 1
                                          2011      0.80%         2.80       1,651,156       4,627,884     -9.39%       1.54%
                                          2010      0.80%         3.09       1,722,144       5,326,995     11.15%       1.74%
                                          2009      0.80%         2.78       1,798,320       5,004,649     41.44%       1.67%
                                          2008      0.80%         1.97       1,941,303       3,819,665    -38.73%       1.97%
                                          2007      0.80%         3.21       2,179,838       6,999,642     14.24%       3.02%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 1
                                          2011      0.80%         2.78       2,164,671       6,011,158    -19.59%       1.55%
                                          2010      0.80%         3.45       2,639,047       9,113,814     21.78%       1.89%
                                          2009      0.80%         2.84       3,127,198       8,868,231     60.35%       0.47%
                                          2008      0.80%         1.77       3,416,452       6,042,273    -53.76%       0.00%
                                          2007      0.80%         3.82       4,317,010      16,512,061     20.76%       3.17%
AMERICAN FUNDS GROWTH CLASS 1
                                          2011      0.80%         9.67       6,451,247      62,364,537     -4.82%       0.85%
                                          2010      0.80%        10.16       7,247,226      73,609,584     18.06%       0.94%
                                          2009      0.80%         8.60       8,238,594      70,878,825     38.63%       0.87%
                                          2008      0.80%         6.21       9,499,753      58,954,841    -44.28%       1.04%
                                          2007      0.80%        11.14      10,658,953     118,708,188     11.74%       0.99%
AMERICAN FUNDS GROWTH-INCOME CLASS 1
                                          2011      0.80%         6.31       5,282,162      33,319,940     -2.38%       1.75%
                                          2010      0.80%         6.46       5,917,990      38,242,121     10.83%       1.67%
                                          2009      0.80%         5.83       6,703,744      39,087,548     30.49%       1.81%
                                          2008      0.80%         4.47       7,445,241      33,266,511    -38.18%       1.93%
                                          2007      0.80%         7.23       8,436,406      60,972,969      4.48%       1.71%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
                                          2011      0.80%         5.18       1,308,623       6,778,321      1.36%       7.57%
                                          2010      0.80%         5.11       1,441,684       7,367,209     14.47%       7.74%
                                          2009      0.80%         4.46       1,530,134       6,831,073     38.34%       7.20%
                                          2008      0.80%         3.23       1,843,438       5,948,758    -24.35%       7.33%
                                          2007      0.80%         4.27       2,043,648       8,717,854      0.81%      11.25%
AMERICAN FUNDS INTERNATIONAL CLASS 1
                                          2011      0.80%         4.41       5,472,792      24,152,556    -14.45%       1.93%
                                          2010      0.80%         5.16       6,191,956      31,942,431      6.67%       2.19%
                                          2009      0.80%         4.84       7,309,083      35,349,286     42.36%       1.76%
                                          2008      0.80%         3.40       8,161,393      27,726,393    -42.47%       2.13%
                                          2007      0.80%         5.91       9,071,214      53,570,218     19.35%       1.69%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
                                          2011      0.80%         3.72       1,885,825       7,015,133      6.99%       2.03%
                                          2010      0.80%         3.48       2,061,918       7,168,731      5.10%       1.86%
                                          2009      0.80%         3.31       2,461,722       8,143,632      1.97%       2.67%
                                          2008      0.80%         3.24       2,322,887       7,536,122      6.99%       3.31%
                                          2007      0.80%         3.03       1,799,664       5,457,405      5.98%       7.75%

                                                                                                                     INVESTMENT
                                                                               UNITS                       TOTAL       INCOME
SUBACCOUNT                                YEAR   FEE RATE(1)   UNIT VALUE   OUTSTANDING    NET ASSETS    RETURN(2)    RATIO(3)
---------------------------------------   ----   -----------   ----------   -----------   ------------   ---------   ----------
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
                                          2011      0.80%        $4.91       2,411,003    $11,827,603       0.39%       1.03%
                                          2010      0.80%         4.89       2,616,971     12,787,913      12.04%       0.92%
                                          2009      0.80%         4.36       3,001,103     13,089,530      23.69%       1.12%
                                          2008      0.80%         3.53       3,319,158     11,704,406     -36.28%       1.28%
                                          2007      0.80%         5.53       3,594,956     19,895,044       5.27%       1.15%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
                                          2011      0.80%         8.98       1,818,634     16,337,606      -5.96%       0.30%
                                          2010      0.80%         9.55       2,065,642     19,731,886      29.60%       0.72%
                                          2009      0.80%         7.37       2,367,212     17,448,525      29.40%       0.97%
                                          2008      0.80%         5.70       2,689,176     15,317,598     -37.14%       1.06%
                                          2007      0.80%         9.06       3,150,333     28,545,766       2.98%       0.91%

(1) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                               AGGREGATE    AGGREGATE
                                                                COST OF     PROCEEDS
SUBACCOUNT                                                     PURCHASES   FROM SALES
-----------------------------------------------------------   ----------   ----------
American Funds Asset Allocation Class 1                       $  644,073   $1,321,462
American Funds Bond Class 1                                      416,586      765,634
American Funds Cash Management Class 1                         1,254,482    1,651,030
American Funds Global Growth Class 1                             523,851      679,151
American Funds Global Small Capitalization Class 1               433,139    1,863,600
American Funds Growth Class 1                                    835,418    8,916,458
American Funds Growth-Income Class 1                             725,911    4,490,647
American Funds High-Income Bond Class 1                          655,555      852,577
American Funds International Class 1                             669,589    3,994,899
American Funds U.S. Government/AAA-Rated Securities Class 1      808,576    1,174,954
LVIP Delaware Growth and Income Standard Class                   533,205    1,524,731
LVIP Delaware Special Opportunities Standard Class             1,799,380    2,763,231

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                             NET
                                                                SHARES      ASSET   FAIR VALUE
SUBACCOUNT                                                       OWNED      VALUE    OF SHARES    COST OF SHARES
-----------------------------------------------------------   ----------   ------   -----------   --------------
American Funds Asset Allocation Class 1                          542,317   $16.17   $ 8,769,267     $ 8,033,995
American Funds Bond Class 1                                      275,369    10.99     3,026,303       2,959,849
American Funds Cash Management Class 1                           224,155    11.36     2,546,399       2,558,691
American Funds Global Growth Class 1                             239,176    19.40     4,640,017       4,513,666
American Funds Global Small Capitalization Class 1               347,720    17.29     6,012,071       6,383,445
American Funds Growth Class 1                                  1,197,887    52.07    62,373,957      59,545,078
American Funds Growth-Income Class 1                           1,001,387    33.27    33,316,137      32,989,742
American Funds High-Income Bond Class 1                          643,114    10.54     6,778,419       7,520,662
American Funds International Class 1                           1,588,643    15.21    24,163,260      26,462,902
American Funds U.S. Government/AAA-Rated Securities Class 1      539,648    13.00     7,015,428       6,562,301
LVIP Delaware Growth and Income Standard Class                   407,960    28.99    11,827,570      12,697,500
LVIP Delaware Special Opportunities Standard Class               484,102    33.75    16,337,967      14,850,313

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                               UNITS      UNITS         NET
SUBACCOUNT                                                     ISSUED    REDEEMED    DECREASE
-----------------------------------------------------------   -------   ---------   -----------
American Funds Asset Allocation Class 1                       116,005    (308,856)    (192,851)
American Funds Bond Class 1                                   156,987    (363,957)    (206,970)
American Funds Cash Management Class 1                        653,662    (847,670)    (194,008)
American Funds Global Growth Class 1                          151,477    (222,465)     (70,988)
American Funds Global Small Capitalization Class 1             86,192    (560,568)    (474,376)
American Funds Growth Class 1                                  30,244    (826,223)    (795,979)
American Funds Growth-Income Class 1                           26,886    (662,714)    (635,828)
American Funds High-Income Bond Class 1                        22,976    (156,037)    (133,061)
American Funds International Class 1                           31,270    (750,434)    (719,164)
American Funds U.S. Government/AAA-Rated Securities Class 1   147,299    (323,392)    (176,093)
LVIP Delaware Growth and Income Standard Class                 87,412    (293,380)    (205,968)
LVIP Delaware Special Opportunities Standard Class             30,396    (277,404)    (247,008)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                               UNITS       UNITS     NET INCREASE
SUBACCOUNT                                                     ISSUED    REDEEMED     (DECREASE)
-----------------------------------------------------------   -------   ----------   ------------
American Funds Asset Allocation Class 1                       264,233     (603,176)     (338,943)
American Funds Bond Class 1                                   618,131     (476,925)      141,206
American Funds Cash Management Class 1                        913,114   (1,465,627)     (552,513)
American Funds Global Growth Class 1                          259,724     (335,900)      (76,176)
American Funds Global Small Capitalization Class 1            328,862     (817,013)     (488,151)
American Funds Growth Class 1                                 509,174   (1,500,542)     (991,368)
American Funds Growth-Income Class 1                          456,326   (1,242,080)     (785,754)
American Funds High-Income Bond Class 1                       221,735     (310,185)      (88,450)
American Funds International Class 1                          413,105   (1,530,232)   (1,117,127)
American Funds U.S. Government/AAA-Rated Securities Class 1   314,528     (714,332)     (399,804)
LVIP Delaware Growth and Income Standard Class                255,358     (639,490)     (384,132)
LVIP Delaware Special Opportunities Standard Class            173,672     (475,242)     (301,570)

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                 UNITS       UNITS     NET INCREASE
SUBACCOUNT                                                      ISSUED     REDEEMED     (DECREASE)
-----------------------------------------------------------   ---------   ----------   ------------
American Funds Asset Allocation Class 1                         394,050     (615,446)     (221,396)
American Funds Bond Class 1                                     541,436     (511,136)       30,300
American Funds Cash Management Class 1                        1,711,139   (1,948,404)     (237,265)
American Funds Global Growth Class 1                            251,969     (394,952)     (142,983)
American Funds Global Small Capitalization Class 1              592,357     (881,611)     (289,254)
American Funds Growth Class 1                                   773,585   (2,034,744)   (1,261,159)
American Funds Growth-Income Class 1                            728,301   (1,469,798)     (741,497)
American Funds High-Income Bond Class 1                         177,621     (490,925)     (313,304)
American Funds International Class 1                            671,450   (1,523,760)     (852,310)
American Funds U.S. Government/AAA-Rated Securities Class 1     939,519     (800,684)      138,835
LVIP Delaware Growth and Income Standard Class                  406,575     (724,630)     (318,055)
LVIP Delaware Special Opportunities Standard Class              244,505     (566,469)     (321,964)

7. SUBSEQUENT EVENT

Management evaluated subsequent events through April 26, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account G

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account G ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account G at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 26, 2012

                                     PART II

This filing is made pursuant to Rule 6e-3(T).

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                 INDEMNIFICATION

(a) Brief description of indemnification provisions. In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

     Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such Issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 27 to the Registration Statement comprises the following papers and documents:


-    The facing sheet

-    Reconciliation and Tie-in Sheet

-    The Prospectus

-    Indemnification

-    The undertaking to file reports

- The representations pursuant to Section 26(e) (2) (A) of the Investment Company Act of 1940

-    The signatures

-    The Powers of Attorney

-    The written consents of the following persons:

          John L. Reizian
          Thomas Mylander, FSA, MAAA
          Ernst & Young LLP, Independent Registered Public Accounting Firm

     The following exhibits:

          1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

               (1) Resolution of the Board of Directors of The Lincoln National Life Insurance Co. and related documents authorizing establishment of the Account.(2)

               (2)  Not applicable.

               (3)  (a) Selling Agreement between The Lincoln National Life
                        Insurance Company and Lincoln Financial Distributors(3); and amendments(3(a))

                    (b) Not applicable.

               (4)  Not applicable.

               (5)  (a) Application.(2)

                    (b) Policy.(2)

               (6)  (a) Articles of Incorporation of The Lincoln National Life
                        Insurance Co.(1)

                    (b) Bylaws of The Lincoln National Life Insurance Company(1)

               (7)  Not applicable.

               (8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

                    (a) American Funds Insurance Series.(6)


                    (b) Lincoln Variable Insurance Products Trust.(6)

               (9)  (a) Proposed form of Indemnification Agreement related to compliance with IRC Section 817(h) and the regulations thereunder.(4)

               (9)  (b) Accounting and Financial Administrative Services
                        Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(5)

               (10)     See Exhibit 1(5)(a).

          2.   See Exhibit 1(5).

          3.   Opinion and consent of John L. Reizian.

          4.   Not applicable.

          5.   Opinion and consent of Thomas Mylander, FSA, MAAA

          6. Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

          7.   Not applicable.

----------
(1) Incorporated by reference to registration statement filed on Form S-6 (File No. 333-40745) filed on November 21, 1997.

(2) Incorporated by reference to registration statement Post-Effective Amendment No. 13 (File No. 033-22740) filed on April 23, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(3(a)) Incorporated by reference to Post-Effective Amendment No. 1 (File No.
       333-82663) filed on April 13, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 1 (File No. 333-72875) filed on October 15, 1999.

(5) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.


(6) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 (File No. 333-146507) filed on April 3, 2012.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account G has caused this Post-Effective Amendment No. 27 to the Registration Statement (File No. 033-22740; 811-05585; CIK: 0000835414) on Form S-6, to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina on the 26st day of April, 2012. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                           LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G (REGISTRANT)


                           By       /s/ Michael L. Parker
                              ---------------------------------
                              Michael L. Parker
                              Vice President
                              The Lincoln National Life Insurance Company




                           THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (DEPOSITOR)


                           By       /s/ Michael L. Parker
                              ---------------------------------
                              Michael L. Parker
                              Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to this Registration Statement (File No. 033-22740; 811-05585;
CIK: 0000835414) on Form S-6, has been signed below on April 26, 2012 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                            TITLE
---------                                            -----
/s/ Dennis R. Glass *                                President and Director
------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                            Executive Vice President; Chief Administrative Officer
------------------------------                       and Director
Charles C. Cornelio


/s/ C Phillip Elam II *                              Senior Vice President, Chief Investment Officer
------------------------------
C. Phillip Elam II


/s/ Randal J. Freitag *                              Executive Vice President; Chief Financial Officer and Director
------------------------------
Randal J. Freitag


/s/ Mark E. Konen *                                  Senior Vice President and Director
------------------------------
Mark E. Konen


/s/ Keith J. Ryan *                                  Vice President and Director
------------------------------
Keith J. Ryan




* By     /s/ John L. Reizian
       -----------------------------------------
       John L. Reizian
       Attorney-in-Fact, pursuant to a Power-
       of-Attorney filed with this Registration
       Statement

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417;
     811-04592
Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692,
     333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740;
     811-05585
Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434;
     811-08410
Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432;
     811-08412
Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663,
     333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137,
     333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507;
     811-08557
Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107,
     333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235,
     333-145239; 811-08579
Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875,
     333-104719, 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884,
     333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123;
     811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268,
     333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275;
     811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270,
     333-144264; 811-08230

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618;
     811-01434
Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842,
     333-112927; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780,
     333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888;
     811-05721
Lincoln National Variable Annuity Account L: 333-04999; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304,
     333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897;
     333-172328; 333-174367; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569
Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855

Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208;
     811-10231
Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188 Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277;
     811-09779
Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.


SIGNATURE                          TITLE
/s/ Dennis R. Glass                President and Director
--------------------------------
Dennis R. Glass


/s/ Charles C. Cornelio            Executive Vice President; Chief Administrative
--------------------------------   Officer and Director
Charles C. Cornelio


/s/ C. Phillip Elam II             Senior Vice President, Chief Investment Officer
--------------------------------
C. Phillip Elam II


/s/ Randal J. Freitag              Senior Vice President; Chief Financial Officer
--------------------------------   and Director
Randal J. Freitag


/s/ Mark E. Konen                  Executive Vice President and Director
--------------------------------
Mark E. Konen


/s/ Keith J. Ryan                  Vice President and Director
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Keith J. Ryan


Version dated: March 2012